The proxy statement

Putnam California Investment Grade Municipal Trust
Putnam High Yield Municipal Trust
Putnam Municipal Bond Fund
Putnam Municipal Opportunities Trust
Putnam New York Investment Grade Municipal Trust

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund. When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendations on page 6 and 7 of the proxy statement.

Please take a few moments and decide how you want to vote. When shareholders don’t return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballots in the envelope provided. Or you can call our toll-free number, or go to the Internet. See your proxy ballot for the phone number and Internet address. If you have proxy related questions, please call 1-800-225-1581 or contact your financial advisor.

Table of contents

A Message from the Chairman	1
Notice of Shareholder Meeting	4
Trustees’ Recommendations	6
The Proposals	8
Proposal 1	8
Proposal 2	35
Proposal 3	44
Proposal 4	60
Further Information About Voting
and the Meeting	76
Fund Information	80
Appendix A	91
Appendix B	96
Exhibit A	101
Exhibit B	105

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

A Message from the Chairman

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy cards by calling or by voting via the Internet. We are asking for your vote on the following matters:

* Fixing the number of Trustees at 11 and electing your fund’s nominees for Trustees

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Your fund’s Trustees have also in the past three years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of directing fund brokerage commissions to brokers in connection with sales of fund shares, instituting measures to discourage excessive short-term trading in open-end funds and other initiatives to reduce shareholder expenses and improve fund disclosures.

* Converting your fund to an open-end investment company (Putnam High Yield Municipal Trust only)

Your fund’s governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value over a specified time period. The Trustees recommend that shareholders vote against converting your fund. As discussed in this Proxy Statement, the Trustees believe that your fund’s status as a closed-end fund offers potential investment benefits, including the ability to remain more fully invested in longer-term, higher-yielding securities. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through conversion to open-end status.

* Shareholder proposals requesting the Trustees to take the steps necessary to merge Putnam California Investment Grade Municipal Trust and Putnam New York Investment Grade Municipal Trust into their respective open-end Putnam fund counterparts or otherwise to permit shareholders of the funds to realize the net asset value of their shares. (Putnam California Investment Grade Municipal Trust and Putnam New York Investment Grade Municipal Trust only)

A shareholder of both Putnam California Investment Grade Municipal Trust and Putnam New York Investment Grade Municipal Trust has submitted shareholder proposals that call for your funds’ Trustees to take steps to merge each fund into its Putnam open-end fund counterpart or consider other means of permitting fund shareholders to receive the net asset value of their shares. It is important to note that these proposals are not proposals formally to approve mergers or other transactions; they only request the Trustees to consider further action. As discussed in the Proxy Statement, the Trustees believe that each fund’s closed-end status offers potential investment benefits, including the ability to utilize leverage through the issuance of preferred shares and the ability to remain more fully invested in longer-term, higher-yielding securities. Over most periods, both funds have outperformed their respective Putnam open-end fund counterparts at net asset value. In addition, these funds have historically offered significantly higher yields than their open-end fund counterparts. The Trustees believe that this outperformance is primarily attributable to the funds’ status as leveraged closed-end funds. The Trustees do not believe that recent discount levels are currently a sufficient justification for abandoning the advantages of the closed-end structure through merger into an open-end fund.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about any of these proposals, please call a Putnam customer services representative at 1-800-225-1581 or contact your financial advisor.

PUTNAM CALIFORNIA INVESTMENT GRADE
MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM MUNICIPAL BOND FUND
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE
MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 30, 2006 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Fixing the number of Trustees at 11 and electing your fund’s nominees for Trustees. See page 8.

2. Converting your fund to an open-end investment company (Putnam High Yield Municipal Trust only). See page 35.

3. Shareholder proposal requesting the Trustees to take the steps necessary to merge your fund into Putnam California Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares (Putnam California Investment Grade Municipal Trust only). See page 44.

4. Shareholder proposal requesting the Trustees to take the steps necessary to merge your fund into Putnam New York Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares (Putnam New York Investment Grade Municipal Trust only). See page 60.

By Judith Cohen, Clerk, on behalf of the Trustees:

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 15, 2006

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of each fund to be held on October 30, 2006, and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see page 4). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about September 15, 2006.

* How do your fund’s Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote:

1. FOR fixing the number of Trustees as proposed by the Board Policy and Nominating Committee and electing your fund’s nominees for Trustees.

2. AGAINST converting your fund to an open-end investment company and authorizing certain related amendments to your fund’s Agreement and Declaration of Trust (Putnam High Yield Municipal Trust only).

3. AGAINST the shareholder proposal requesting the Trustees to take the steps necessary to merge your fund into Putnam California Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares (Putnam California Investment Grade Municipal Trust only).

4. AGAINST the shareholder proposal requesting the Trustees to take the steps necessary to merge your fund into Putnam New York Tax Exempt Income Fund, an open-end fund, or otherwise to permit shareholders to realize the net asset value of their shares (Putnam New York Investment Grade Municipal Trust only).

* Who is eligible to vote?

Shareholders of record at the close of business on August 3, 2006 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Unless otherwise noted, the holders of your fund’s preferred shares and holders of your fund’s common shares will vote as separate classes. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card, but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of each fund vote separately with respect to each proposal. The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

1. ELECTION OF TRUSTEES

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Investment Management, LLC, your fund’s investment manager (“Putnam Management”). Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board Policy and Nominating Committee of the Trustees of each fund recommends that the number of Trustees be fixed at 11 and that you vote for the election of the nominees described in the following pages. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the 1940 Act, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 9 of the 11 nominees. Therefore, Messrs. Hill and Patterson have been nominated to be elected as Trustees by the holders of the preferred shares, while the other 9 nominees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2005, there were 108 Putnam funds.

Jameson A. Baxter (Born 1943)
Trustee since 1994 and Vice Chairman since 2005
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Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)
Trustee since 2001
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Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations, the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University and serves as a Director of Edison International and Southern California Edison. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948)
Trustee since 2004
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Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox

Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942)
Trustee since 1985 and Chairman since 2000
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Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)
Trustee since 1997
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Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmis sion and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical

Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)
Trustee since 1992
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Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, Kentucky Home Life Insurance and Talbots, Inc. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945)
Trustee since 1984

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Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942)
Trustee since 1997
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Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Quest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945)
Trustee since 2004
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Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested Trustees

Charles E. Haldeman, Jr.* (Born 1948)
Trustee since 2004
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Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council.

Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division. Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951)
Trustee since 1984 and President since 2000
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Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

* Nominees who are or may be deemed to be “interested persons” (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the funds, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. The balance of the nominees are not “interested persons.”

All the nominees were elected by the shareholders of each fund other than Putnam California Investment Grade Municipal Trust on October 28, 2005 and by shareholders of Putnam California Investment Grade Municipal Trust on December 6, 2005.

The nine nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the two nominees for election as Trustees by the preferred shareholders, voting as a class, who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund.

Each Trustee serves until his or her successor is elected and qualified or until his or her earlier resignation, retirement at age 72, death or removal. Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees to be elected by the holders of common and preferred shares voting as a single class at fewer than 9.

* What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

At least 75% of the trustees of your fund are required to not be “interested persons” (as defined in the 1940 Act) of your fund or your fund’s investment manager. These independent trustees, who are referred to in this proxy statement as “Independent Trustees,” must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. Nine of the 11 nominees for election as Trustee would be Independent Trustees.

Board committees. Your fund’s Trustees have determined that the effi-cient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the fund’s financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent registered public accounting firms and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accounting firms, including their independence. The members of your Committee include only Independent Trustees. Each member of the Committee is “independent” as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Audit and Compliance Committee’s charter, which is included in this Proxy Statement as Exhibit A, is also available on the fund’s web site at https://content.putnam.com/individual_investor/pdf/committee_charter.pdf. Print copies of the charter are available free of charge upon request by calling 1-800-225-1581. The Committee currently consists of Messrs. Patterson (Chairperson), Hill and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) the overall composition of the Board of Trustees. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for the next annual meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Committee consists only of Independent Trustees. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill and Patterson.

Brokerage Committee. The Brokerage Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding: the selection of brokers and dealers to execute portfolio transactions; the establishment of brokerage commissions rates; and the generation and use of soft dollar credits. The Committee also oversees the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding payments made, the quality of execution obtained by the funds, and the value of research obtained by Putnam Management in connection with portfolio transactions on behalf of the funds. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Mr. Putnam, III.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds’ assets for distribution purposes pursuant to the distribution plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund, and (iv) other measures in response to trading discounts, including share repurchase programs. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis and Worley and Dr. Kennan.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and approves such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommended distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Mr. Putnam, III, (Chairperson), Ms. Drucker and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam, III (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Curtis. Investment Oversight Committee B currently consists of Drs. Joskow (Chairperson) and Kennan and Mr. Stephens. Investment Committee C currently consists of Messrs. Patterson (Chairperson) and Putnam, III. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Haldeman and Hill.

Investment Process Committee. The Investment Process Committee complements the work of the Investment Oversight Committees by monitoring Putnam Management’s investment philosophies, investment processes and investment personnel. The Committee reviews Putnam Management’s research capabilities; risk management processes; recruiting, training and compensation of investment personnel; performance measurement; and portfolio construction. The Committee currently consists of Ms. Drucker (Chairperson), Dr. Joskow and Mr. Putnam, III.

Marketing Committee. The Marketing Committee oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reviews (i) services provided by Putnam Retail Management under its Distributor’s Contracts with the open-end funds, (ii) sales charges imposed in connection with the sale of fund shares, (iii) expenditure of the funds’ assets for distribution and shareholder services pursuant to distribution plans of the open-end funds, (iv) financial arrangements between Putnam Retail Management and financial intermediaries related to the sale of fund shares, and (v) compliance by Putnam Retail Management with applicable federal and state laws and regulations governing the sale of fund shares. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management in connection with the sale of fund shares. The Committee currently consists of Messrs. Curtis (Chairperson) and Worley, Ms. Baxter and Dr. Kennan.

Pricing Committee. The Pricing Committee oversees the implementation of your fund’s policies and procedures for achieving accurate and timely pricing of the funds’ shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of your fund. The Committee oversees compliance by money market funds with Rule 2a-7 under the 1940 Act, interfund transactions pursuant to Rule 17a-7 under the 1940 Act, and the correction of occasional pricing errors. The Committee also receives reports on various matters including reports on the liquidity of portfolio securities. The Committee currently consists of Messrs. Stephens (Chairperson), Hill and Patterson.

Shareholder Communications and Relations Committee. The Shareholder Communications and Relations Committee reviews certain communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee oversees the policies and procedures pursuant to which such shareholder communications are prepared, and the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding the costs to the funds of preparing and distributing such communications. The Committee also reviews periodic reports regarding comments and suggestions received with respect to such communications. The Committee currently consists of Mr. Putnam, III (Chairperson), Ms. Drucker and Dr. Joskow.

* How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in each fund and in all of the Putnam funds as of June 30, 2006. As a group, the Trustees owned shares of the Putnam funds valued at approximately $87 million as of June 30, 2006.

Putnam California Investment Grade Municipal Trust

	Dollar Range
	of Putnam		Aggregate Dollar
	California Investment	Shares	Range of Shares held
	Grade Municipal Trust	Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Jameson A. Baxter	$1 — $10,000	188.704	over $100,000

Charles B. Curtis	$1 — $10,000	116.878	over $100,000

Myra R. Drucker	$1 — $10,000	103.512	over $100,000

Charles E. Haldeman, Jr.	$1 — $10,000	243	over $100,000

John A. Hill	$1 — $10,000	218.319	over $100,000

Paul L. Joskow	$1 — $10,000	100	over $100,000

Elizabeth T. Kennan	$1 — $10,000	201.338	over $100,000

Robert E. Patterson	$1 — $10,000	100	over $100,000

George Putnam, III	$10,001 — $50,000	1,100	over $100,000

W. Thomas Stephens	$1 — $10,000	100	over $100,000

Richard B. Worley	$1 — $10,000	100	over $100,000

Putnam High Yield Municipal Trust

	Dollar Range of		Aggregate Dollar
	Putnam High Yield	Shares	Range of Shares held
	Municipal Trust	Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Jameson A. Baxter	$1 — $10,000	203.997	over $100,000

Charles B. Curtis	$1 — $10,000	115.108	over $100,000

Myra R. Drucker	$1 — $10,000	102.765	over $100,000

Charles E. Haldeman, Jr.	$1 — $10,000	500	over $100,000

John A. Hill	$1 — $10,000	218.965	over $100,000

Paul L. Joskow	$1 — $10,000	100	over $100,000

Elizabeth T. Kennan	$1 — $10,000	201.315	over $100,000

Robert E. Patterson	$1 — $10,000	300	over $100,000

George Putnam, III	$10,001 — $50,000	2100	over $100,000

W. Thomas Stephens	$1 — $10,000	100	over $100,000

Richard B. Worley	$1 — $10,000	100	over $100,000

Putnam Municipal Bond Fund

	Dollar Range
	of Putnam		Aggregate Dollar
	Municipal	Shares	Range of Shares held
	Bond Fund	Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Jameson A. Baxter	$10,001 — $50,000	3570	over $100,000

Charles B. Curtis	$1 — $10,000	120.297	over $100,000

Myra R. Drucker	$1 — $10,000	103.105	over $100,000

Charles E. Haldeman, Jr.	$1 — $10,000	250	over $100,000

John A. Hill	$1 — $10,000	318.337	over $100,000

Paul L. Joskow	$1 — $10,000	196	over $100,000

Elizabeth T. Kennan	$1 — $10,000	189.709	over $100,000

Robert E. Patterson	$1 — $10,000	293	over $100,000

George Putnam, III	$10,001 — $50,000	1184	over $100,000

W. Thomas Stephens	$1 — $10,000	196	over $100,000

Richard B. Worley	$1 — $10,000	100	over $100,000

Putnam Municipal Opportunities Trust

	Dollar Range
	of Putnam		Aggregate Dollar
	Municipal	Shares	Range of Shares held
	Opportunities Trust	Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Jameson A. Baxter	$1 — $10,000	207.003	over $100,000

Charles B. Curtis	$1 — $10,000	120.544	over $100,000

Myra R. Drucker	$1 — $10,000	102.890	over $100,000

Charles E. Haldeman, Jr.	$1 — $10,000	270	over $100,000

John A. Hill	$1 — $10,000	222.08	over $100,000

Paul L. Joskow	$1 — $10,000	100	over $100,000

Elizabeth T. Kennan	$1 — $10,000	119.793	over $100,000

Robert E. Patterson	$1 — $10,000	100	over $100,000

George Putnam, III	$10,001 — $50,000	1300	over $100,000

W. Thomas Stephens	$1 — $10,000	100	over $100,000

Richard B. Worley	$1 — $10,000	100	over $100,000

Putnam New York Investment Grade Municipal Trust

	Dollar Range
	of Putnam		Aggregate Dollar
	New York Investment	Shares	Range of Shares held
	Grade Municipal Trust	Beneficially	in all of the
Name of Nominee	Shares Owned	Owned	Putnam funds

Jameson A. Baxter	$1 — $10,000	186.650	over $100,000

Charles B. Curtis	$1 — $10,000	115.781	over $100,000

Myra R. Drucker	$1 — $10,000	102.234	over $100,000

Charles E. Haldeman, Jr.	$1 — $10,000	280	over $100,000

John A. Hill	$100,001 — $500,000	36,316.780	over $100,000

Paul L. Joskow	$1 — $10,000	100	over $100,000

Elizabeth T. Kennan	$1 — $10,000	189.263	over $100,000

Robert E. Patterson	$1 — $10,000	100	over $100,000

George Putnam, III	$10,001 — $50,000	1,200	over $100,000

W. Thomas Stephens	$1 — $10,000	100	over $100,000

Richard B. Worley	$1 — $10,000	100	over $100,000

At June 30, 2006, the Trustees and officers, as a group, owned on that date less than 1% of the outstanding common shares of each fund, except Putnam New York Investment Grade Municipal Trust, of which their aggregate ownership was approximately 1.39% .

None of the Trustees owns any preferred shares of any of the funds.

* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund’s investment performance on an individual basis with your fund’s investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of the fund;

* by monitoring potential conflicts of interest between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
One Post Office Square
Boston, Massachusetts 02109

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees. Due to the volume of correspondence, all communications are not sent directly to the Trustees; the correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund’s performance is reviewed in detail at least twice a year. The committees of the board, including the Executive Committee, may also meet on special occasions as the need arises. During calendar year 2005, the average Trustee participated in approximately 55 committee and board meetings.

The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Putnam California Investment Grade Municipal Trust

Fiscal year ended April 30, 2006

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	12

Brokerage Committee**	8

Contract Committee	14

Distributions Committee	9

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	11

Pricing Committee*	13

Shareholder Communications and Relations Committee***	10

Investment Process Committee****	4

Putnam High Yield Municipal Trust

Fiscal year ended March 31, 2006

Audit and Compliance Committee*	14

Board Policy and Nominating Committee	13

Brokerage Committee**	7

Contract Committee	14

Distributions Committee	8

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	12

Pricing Committee*	15

Shareholder Communications and Relations Committee***	10

Investment Process Committee****	3

Putnam Municipal Bond Fund

Fiscal year ended April 30, 2006

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	12

Brokerage Committee**	8

Contract Committee	14

Distributions Committee	9

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	11

Pricing Committee*	13

Shareholder Communications and Relations Committee***	10

Investment Process Committee****	4

Putnam Municipal Opportunities Trust

Fiscal year ended April 30, 2006

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	12

Brokerage Committee**	8

Contract Committee	14

Distributions Committee	9

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	11

Pricing Committee*	13

Shareholder Communications and Relations Committee***	10

Investment Process Committee****	4

Putnam New York Investment Grade Municipal Trust

Fiscal year ended April 30, 2006

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	12

Brokerage Committee**	8

Contract Committee	14

Distributions Committee	9

Executive Committee	2

Investment Oversight Committees	38

Marketing Committee***	11

Pricing Committee*	13

Shareholder Communications and Relations Committee***	10

Investment Process Committee****	4

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings shown represents the number of meetings held by the former combined Audit and Pricing Committee prior to the formation of the new committees and by the relevant new committee after its formation.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, the responsibilities of the Communication, Service and Marketing Committee were divided between two separate committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings shown represents the number of meetings held by the former combined Communication, Service and Marketing Committee prior to the formation of the new committees and by the relevant new committee after its formation.

****The Investment Process Committee began meeting in January 2006.

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings. Although your fund’s Trustees did not attend the last annual meeting of your fund, they were represented at the meeting by their staff.

* What are the Trustees paid for their services?

Each Independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees’ meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam, III also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee became a Trustee of the Putnam funds and the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2005:

Putnam California Investment Grade Municipal Trust
Compensation Table

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement (1)	funds (2)(3)

Jameson A. Baxter/1994(4)	$1,405	$418	$110,500	$237,250

Charles B. Curtis/2001	1,310	778	113,900	231,500

Myra R. Drucker/2004	1,287	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	2,005	539	161,700	422,813

Ronald J. Jackson/1996(4)(6)	17	451	107,400	107,333

Paul L. Joskow/1997(4)	1,342	443	113,400	228,500

Elizabeth T. Kennan/1992	1,373	526	108,000	229,250

John H. Mullin, III/1997(4)(6)	1,325	485	107,400	220,000

Robert E. Patterson/1984	1,323	291	106,500	222,000

George Putnam, III/1984(5)	1,498	265	130,300	262,750

W. Thomas Stephens/1997(4)	1,264	482	107,100	211,250

Richard B. Worley/2004	1,317	N/A	N/A	218,750

Putnam High Yield Municipal Trust Compensation Table

Jameson A. Baxter/1994(4)	$1,363	$445	$110,500	$237,250

Charles B. Curtis/2001	1,261	840	113,900	231,500

Myra R. Drucker/2004	1,291	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	2,074	576	161,700	422,813

Ronald J. Jackson/1996(4)(6)	316	485	107,400	107,333

Paul L. Joskow/1997(4)	1,291	480	113,400	228,500

Elizabeth T. Kennan/1992	1,326	562	108,000	229,250

John H. Mullin, III/1997(4)(6)	1,274	515	107,400	220,000

Robert E. Patterson/1984	1,268	309	106,500	222,000

George Putnam, III/1984(5)	1,485	282	130,300	262,750

W. Thomas Stephens/1997(4)	1,188	515	107,100	211,250

Richard B. Worley/2004	1,265	N/A	N/A	218,750

Putnam Municipal Bond Fund Compensation Table

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement (1)	funds (2)(3)

Jameson A. Baxter/1994(4)	$1,572	$465	$110,500	$237,250

Charles B. Curtis/2001	1,466	867	113,900	231,500

Myra R. Drucker/2004	1,440	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	2,242	601	161,700	422,813

Ronald J. Jackson/1996(4)(6)	18	502	107,400	107,333

Paul L. Joskow/1997(4)	1,502	493	113,400	228,500

Elizabeth T. Kennan/1992	1,536	586	108,000	229,250

John H. Mullin, III/1997(4)(6)	1,482	541	107,400	220,000

Robert E. Patterson/1984	1,481	324	106,500	222,000

George Putnam, III/1984(5)	1,676	296	130,300	262,750

W. Thomas Stephens/1997(4)	1,415	537	107,100	211,250

Richard B. Worley/2004	1,473	N/A	N/A	218,750

Putnam Municipal Opportunities Trust Compensation Table

Jameson A. Baxter/1994(4)	$1,546	$458	$110,500	$237,250

Charles B. Curtis/2001	1,441	852	113,900	231,500

Myra R. Drucker/2004	1,416	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	2,205	591	161,700	422,813

Ronald J. Jackson/1996(4)(6)	18	494	107,400	107,333

Paul L. Joskow/1997(4)	1,477	485	113,400	228,500

Elizabeth T. Kennan/1992	1,511	576	108,000	229,250

John H. Mullin, III/1997(4)(6)	1,458	532	107,400	220,000

Robert E. Patterson/1984	1,456	319	106,500	222,000

George Putnam, III/1984(5)	1,648	291	130,300	262,750

W. Thomas Stephens/1997(4)	1,391	528	107,100	211,250

Richard B. Worley/2004	1,449	N/A	N/A	218,750

Putnam New York Investment Grade Municipal Trust
Compensation Table

		Retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued	benefits from	compensation
	compensation	as part	all Putnam	from all
	from the	of fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement (1)	funds (2)(3)

Jameson A. Baxter/1994(4)	$1,374	$407	$110,500	$237,250

Charles B. Curtis/2001	1,281	759	113,900	231,500

Myra R. Drucker/2004	1,259	N/A	N/A	224,250

Charles E. Haldeman, Jr./2004	0	N/A	N/A	0

John A. Hill/1985(4)(5)	1,961	526	161,700	422,813

Ronald J. Jackson/1996(4)(6)	16	440	107,400	107,333

Paul L. Joskow/1997(4)	1,313	432	113,400	228,500

Elizabeth T. Kennan/1992	1,343	513	108,000	229,250

John H. Mullin, III/1997(4)(6)	1,296	474	107,400	220,000

Robert E. Patterson/1984	1,294	284	106,500	222,000

George Putnam, III/1984(5)	1,465	259	130,300	262,750

W. Thomas Stephens/1997(4)	1,237	471	107,100	211,250

Richard B. Worley/2004	1,288	N/A	N/A	218,750

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Jackson, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2005, there were 108 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Includes amounts (ranging from approximately $1,500 to $15,250 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and investigatory matters.

(4) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:

Putnam California Investment Grade Municipal Trust (April 30, 2006) Ms. Baxter —$1,020; Ms. Drucker — $41; Mr. Hill — $4,371; Mr. Jackson — $1,947; Dr. Joskow — $1,208; Dr. Kennan — $47; Mr. Mullin — $1,196; and Mr. Stephens — $112.

Putnam High Yield Municipal Trust (March 31, 2006) Ms. Baxter — $1,261; Ms. Drucker — $24; Mr. Hill — $5,264; Mr. Jackson — $2,409; Dr. Joskow — $1,494; Dr. Kennan — $27; Mr. Mullin — $1,480; and Mr. Stephens — $139.

Putnam Municipal Bond Fund (April 30, 2006) Ms. Baxter — $1,375; Ms. Drucker — $55; Mr. Hill — $5,891; Mr. Jackson — $2,624; Dr. Joskow — $1,629; Dr. Kennan — $63; Mr. Mullin — $1,612; and Mr. Stephens — $151.

Putnam Municipal Opportunities Trust (April 30, 2006) Ms. Baxter — $1,365; Ms. Drucker — $55; Mr. Hill — $5,848; Mr. Jackson — $2,605; Mr. Joskow — $1.617; Dr. Kennan — $62; Mr. Mullin — $1,600; and Mr. Stephens — $150.

Putnam New York Investment Grade Municipal Trust (April 30, 2006) Ms. Baxter — $1,003; Ms. Drucker — $40; Mr. Hill — $4,297; Mr. Jackson — $1,914; Dr. Joskow — $1,188; Dr. Kennan — $46; Mr. Mullin — $1,176; and Mr. Stephens — $110.

(5) Includes additional compensation to Messrs. Hill and Putnam, III, for service as Chairman of the Trustees and President of the Funds, respectively.

(6) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005, and Mr. Mullin retired from the Board on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2. APPROVAL OR DISAPPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND’S AGREEMENT AND DECLARATION OF TRUST (For Putnam High Yield Municipal Trust only)

* What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund. If the conversion is approved, your fund’s shares would become redeemable directly from your fund at net asset value, eliminating any discount of market price to net asset value. In order to address the organizational changes necessitated by any conversion from closed-end to open-end status, approval of this proposal would also authorize the Trustees to make such amendments to your fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) as they may deem necessary.

* Why is this question being submitted to shareholders?

Your fund’s Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from their net asset value per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). For the twelve weeks ended March 31, 2006, your fund’s shares traded at an average discount from net asset value of –11.51%, requiring that this proposal be submitted to shareholders.

* What do the Trustees recommend?

The Trustees of your fund believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

* Why are the Trustees recommending a vote against a conversion?

In recommending a vote against converting your fund to open-end status, the Trustees considered the following factors:

* Potential investment advantages. The Trustees believe that your fund’s closed-end status provides potential investment advantages not available to open-end fund investors. Because your fund’s shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in higher-yielding securities. As a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares, which create transaction costs that are borne by long-term shareholders. Such cash flows may at times also require temporary investment in short-term, lower-yielding securities, pending investment in longer-term, higher-yielding securities.

* Advantages of leverage through preferred shares. The Trustees considered the fact that your fund has engaged in investment leverage by issuing preferred shares, a strategy that is not available to open-end funds. This form of investment leverage offers your fund opportunities for increased investment yield. If the fund were to convert to open-end status, the fund would be required to redeem its preferred shares.

* Other recent measures in response to discounts. In reviewing the trading information for your fund, the Trustees took into account the fact that its shares have consistently traded at a discount to net asset value over the past few years. They reviewed the possible causes and effects of discounts, which are discussed at more length below, and noted that discount levels for your fund have fluctuated over the years and that, for some periods, fund shares have traded at substantially lower discounts or at premiums.

Both in response to recent discounts and as part of their general oversight responsibilities, the Trustees have since 2005 reviewed various measures to increase shareholder value for each of the Putnam closed-end funds. The Trustees recently authorized a share repurchase program for all of the Putnam closed-end funds, which is discussed below. Furthermore, the Trustees initiated changes to your fund’s management contract, which went into effect in January 2006, resulting in a reduction of the effective management fee rate from 0.70% to 0.55%, measured as a percentage of average assets of the fund (including assets attributable to preferred shares). The Trustees believe that these steps have the potential to enhance shareholder returns, which in turn may support increased demand for your fund’s shares.

* Possible changes in fund size and expenses. Following conversion to open-end status, redemptions by shareholders could cause your fund to shrink, in the near term, resulting in an increased expense ratio for remaining shareholders. Putnam Retail Management has advised the Trustees that your fund may experience significant net redemptions shortly following a conversion to open-end status, thereby shrinking the fund’s size and creating significant transaction costs. If shareholders approve a conversion to open-end status, the Trustees would intend to instate a redemption fee for a period of time following conversion, with the purpose of at least partly offsetting the transaction costs that may result from significant redemptions of shares. The terms of any redemption fee would be determined at a later time, but the Trustees do not expect that the fee would exceed 2% or be imposed on redemptions for a period of longer than one year following conversion.

Since open-end funds may continuously offer new shares to the public, they also have the ability to increase in size in the long term, and growth in your fund’s size following a conversion to open-end status could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. In order to increase assets in the face of redemptions following a conversion, the Trustees would likely consider commencing a continuous offering of shares of your fund. In that instance, to support the marketing of fund shares, the Trustees might also propose that your fund adopt a distribution plan under Rule 12b-1 under the 1940 Act similar to the plans of other open-end Putnam funds, under which Putnam Retail Management, those funds’ principal underwriter, currently receives annual distribution fees of 0.25% of net assets, though the applicable plans permit fees of up to 0.35% ..

If, following a conversion, your fund were to experience a significant loss of assets and corresponding increase in expenses, the Trustees might alternatively consider initiating a merger of your fund into another open-end Putnam fund with a comparable investment strategy.

* What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, your fund has listed its shares for trading on the New York Stock Exchange. Prices in these secondary markets are determined by market forces and will fluctuate over time. They will also fluctuate in relation to a fund’s net asset value. Closed-end fund shares generally trade at discounts to their net asset value but at times may trade at a premium to net asset value.

Putnam Management has advised the Trustees that discount levels for closed-end funds investing primarily in fixed-income securities — such as your fund — appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. Accordingly, these funds may be more suitable for investors who have a longer investment horizon and who will less likely face the need to liquidate their investments under unfavorable market conditions. The existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time of their purchase and their sale.

As indicated in the table below, while your fund’s common shares have traded at a discount to their net asset value over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to net asset value. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the table below presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course each full calendar year since inception, in each case expressed as a percentage discount from, or premium to, net asset value (NAV). Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and net asset value over the course of each full calendar year since inception.

Putnam High Yield Municipal Trust

	Highest Market Price	Lowest Market Price	Average
Calendar Year	(relative to NAV)	(relative to NAV)	Discount/Premium

2005	-8.65%	-15.32%	-12.13%

2004	-8.42%	-16.29%	-12.64%

2003	-4.50%	-12.78%	-8.62%

2002	1.01%	-8.91%	-3.06%

2001	6.18%	-8.27%	-0.64%

2000	4.80%	-15.23%	-5.59%

1999	25.00%	-17.02%	10.80%

1998	25.95%	8.37%	17.45%

1997	18.57%	7.34%	13.99%

1996	11.78%	4.05%	7.54%

1995	11.36%	-1.39%	6.31%

1994	13.02%	-4.86%	7.14%

1993	17.75%	3.41%	10.34%

1992	14.99%	4.73%	10.24%

1991	12.36%	-7.82%	5.77%

1990	6.09%	-9.12%	0.18%

* How do the Trustees monitor and address trading discounts?

The Trustees carefully monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented consistent with your fund’s closed-end structure might include:

* Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

* Repurchases by the fund of its shares at prevailing market prices; and

* Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, although there is little industry experience that would suggest a long-term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, however, such repurchases will enhance the net asset value of the fund’s shares and the total return for the remaining shareholders. Recognizing this benefit, the Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005, the Trustees authorized all of the Putnam closed-end funds, including your fund, to repurchase up to 5% of their outstanding shares at market prices through October 6, 2006. In March 2006, the Trustees increased this repurchase program to permit the funds to repurchase up to 10% of their outstanding shares over the same time period. The Trustees continue to study the results of the repurchase program to determine its impact on trading discounts and on investment performance. To date, the Trustees have not authorized tender offers but may consider that alternative in the future.

In considering these actions and the current proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of available investment products available in the marketplace, with an understanding of the potential advantages and disadvantages of closed-end funds. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace.

* How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of your fund’s primary benchmark index and the average performance of funds in your fund’s peer group of closed-end funds as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future performance. Benchmark index and Lipper peer group results should be compared to your fund’s performance at net asset value.

Total Return (Annualized) for Periods Ended June 30, 2006*

	1 year	3 years	5 years	10 years

Putnam High Yield Municipal Trust
Net Asset Value	4.90%	6.30%	5.48%	5.20%

Market Price	0.69	4.03	2.81	3.16

Lehman Municipal Bond Index	0.87	3.24	5.05	5.79

Lipper High Yield Municipal Debt
(Leveraged) Funds Average	5.53	7.74	6.50	5.89

* Returns for periods ended June 30, 2006 only partially reflect the impact of a reduction by 0.15% (of average assets) in the management fees payable by Putnam High Yield Municipal Trust that went into effect on January 1, 2006. This fee reduction had a corresponding effect of reducing the fund’s total expenses (measured as a percentage of average assets) by 0.15% .

* What are additional differences between a closed-end and open-end fund?

In addition to the differences outlined above, shareholders evaluating this proposal may wish to consider the following:

* Investment flexibility. Because they are required to maintain the ability to honor redemption requests, open-funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds are not subject to this restriction.

* Annual shareholder meetings. Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the New York Stock Exchange, with the result that your fund would no longer be required to hold annual meetings. The open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

* Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund’s shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share during times when shares are trading at a discount to net asset value.

* Exchange privileges. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 65 open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

* What changes to your fund’s Declaration of Trust and other effects would follow if shareholders vote to convert the fund to open-end status?

Conversion of your fund from a closed-end to an open-end fund would require certain changes to your fund’s Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund’s Declaration of Trust to reflect such changes. These changes would bring your fund’s Declaration of Trust more in line with most other Putnam open-end funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder’s account at net asset value if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund’s closed-end status, such as the conversion provision that has necessitated this proposal. In addition, if shareholders were to vote to convert your fund to open-end status, the provision in your fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated. The Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust.

Certain legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. These costs are not expected to exceed an amount equal to 0.5% of your fund’s current net assets.

* What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to each fund’s Declaration of Trust requires the “yes” vote of a majority of the fund’s outstanding common shares.

Although the Declaration of Trust would technically also require the “yes” vote of a majority of the fund’s outstanding preferred shares entitled to vote, if the proposal receives the threshold vote from common shareholders the Trustees will nevertheless act to redeem all of the outstanding preferred shares and to effect the conversion of your fund to open-end status.

If such conversion is approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable. Prior to the conversion, the common shares of your fund would continue to be listed and traded on the New York Stock Exchange.

* If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund. Shareholders would be given the opportunity to vote on a proposed conversion to open-end status in future years if your fund’s shares again trade at discounts sufficient to meet the requirement of the Declaration of Trust described above.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote against the conversion of your fund to open-end status at this time.

3. SHAREHOLDER PROPOSAL REQUESTING THE TRUSTEES TO TAKE THE STEPS NECESSARY TO MERGE YOUR FUND INTO PUTNAM CALIFORNIA TAXEXEMPT INCOME FUND, AN OPEN-END FUND, OR OTHERWISE TO PERMIT SHAREHOLDERS TO REALIZE THE NET ASSET VALUE OF THEIR SHARES (Putnam California Investment Grade Municipal Trust Only).

* What is this proposal?

A shareholder of your fund (the “proponent”) has informed the fund that he intends to present a proposal for action at the Annual Meeting of Shareholders. The proposal submitted by the proponent and the accompanying supporting statement read as follows:

RESOLVED: The shareholders ask the Trustees to take the steps necessary to merge the Putnam California Investment Grade Municipal Trust (PCA) into the Putnam California Tax Exempt Income Fund, an open-end fund, or otherwise permit shareholders to realize net asset value (NAV) for their shares.

Supporting Statement

In March, the Trustees of the Putnam Managed High Yield Trust (PTM) did the right thing by recommending its merger into a Putnam open-end fund pursuing similar investment objectives and strategies. The Trustees of PCA, who are the same people as the PTM Trustees, should once again do the right thing by recommending the merger of PCA into the open-end California fund which pursues similar investment objectives and strategies.

The reasons for merging PCA are basically the same as those for merging PTM: high discount, small size, high expenses, poor liquidity, and performance that has lagged its closed-end peers for the last ten years.

* Like PTM before the merger announcement, PCA has persistently traded at a double digit discount from NAV. As of the date of this proposal (April 28, 2006), PCA’s discount is more than 11%. No other California muni fund is saddled with such gross under-valuation.

* PCA and the Putnam California Tax Exempt Income Fund have similar investment objectives, the same Trustees, the same Investment Manager, and the same individuals overseeing the bond portfolios. But due to PCA’s small size, its operating expense ratio (even with a recent 0.1% fee reduction) is nearly 50% higher than that for the Class A shares of the much larger open-end fund.

* PCA is illiquid. Daily trading volume averages less than 5500 shares. Even a modest order to buy or sell can move the market.

* PCA’s performance has lagged the Lipper average for California closed-end muni funds over the past 1 year, 5 years and 10 years ending 10/31/05. Its performance has lagged the Lipper average for general leveraged muni funds over the past 1 year, 5 years and 10 years ending 3/31/06. Morningstar gives PCA a below-average two stars; the Putnam open-end California fund gets three stars.

It’s not a pretty picture.

I believe the Trustees should act in the interest of PCA shareholders as they have done for PTM shareholders, by recommending a merger that will reduce operating expenses, improve liquidity, and increase share value. Merging PCA into the Putnam California Tax Exempt Income Fund is simply the right thing to do. I call on the Trustees to put such a measure before shareholders AND to recommend that shareholders vote in favor of the merger proposal.

The proponent’s name and address and the number of shares he owns in your fund will be furnished by the Clerk of your fund upon request. At your fund’s 2005 annual meeting, shareholders defeated a substantially similar shareholder proposal, with fewer than 12% of your fund’s outstanding shares (30% of the shares voted) voting in favor of the proposal.

* What would happen if the proposal passes?

The shareholder proposal does not call for a shareholder vote to approve a merger of your fund with Putnam California Tax Exempt Income Fund at this time, but rather proposes that the shareholders ask the Trustees to take action to effect such a merger. If the proposal passes at the Annual

Meeting of Shareholders, the Trustees would continue to exercise their fiduciary duty to act in the interests of shareholders in investigating the details and potential benefits of such a merger transaction, but would not be obligated at any future meeting to recommend that the fund be merged into Putnam California Tax Exempt Income Fund or any other fund. In order to approve a merger, the Trustees would be required by SEC rules to determine that the merger would be in the best interests of shareholders of both funds and that the merger would not dilute the interests of either fund’s shareholders.

In any event, even if the Trustees decide, following any approval of the shareholder proposal (or otherwise), to recommend such a merger, an additional proxy statement and approval by the shareholders of your fund would be required. Such a proxy statement would describe in more detail the merger terms, together with certain legal, accounting, proxy and other costs that your fund might incur in connection with a merger.

Though it primarily addresses a potential merger, the shareholder’s proposal alternatively requests that the Trustees take other steps enabling shareholders to realize the net asset value of their shares —this might entail such measures as converting the fund into an open-end fund, liquidating the fund and distributing its assets, or engaging in a tender offer to repurchase fund shares. It is important to note, however, that the only way to ensure that all shareholders realize the net asset value for their shares would be to eliminate the closed-end structure of your fund, whether it is by merger, open-ending, liquidation or otherwise. Thus, although the discussion below focuses on a merger, many of the considerations apply equally to other measures that would enable shareholders to realize the net asset value for their shares.

* What do the Trustees recommend?

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

* Why are the Trustees recommending a vote against the proposal?

In recommending a vote against the shareholder proposal, the Trustees considered the following factors:

* Performance. Your fund’s annualized total returns, based on net asset value (NAV), are higher than those of the open-end Putnam California Tax Exempt Income Fund for each of the most recent 3-, 5- and 10-year periods, though 1-year performance has lagged somewhat. While your fund’s returns at market price have lagged the open-end fund’s returns for most periods, the Trustees consider market-price returns to be less indicative of long-term investment opportunity than returns at NAV. More details on performance are provided below.

* Yield. Your fund’s yield has historically been higher than that of Putnam California Tax Exempt Income Fund, although currently your fund’s 30-day yield calculated in accordance with SEC guidelines is somewhat lower than that of the open-end fund. More details on yields and dividend rates are provided below.

* Potential investment advantages. The Trustees believe that your fund’s closed-end status provides potential investment advantages not available to open-end fund investors. Because your fund’s shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in higher-yielding securities. As a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares, which create transaction costs that are borne by long-term shareholders. Such cash flows may at times also require temporary investment in short-term, lower-yielding securities, pending investment in longer-term, higher-yielding securities.

* Effects of leverage. The Trustees believe that your fund’s historically higher performance and yields compared to the open-end fund are, in significant part, attributable to the fund’s leveraged capital structure, which is designed to enable the common shareholders to realize higher current tax-exempt income on their shares that would be obtained without leverage. The Trustees recognize, however, that the use of leverage involves greater risk, and may increase volatility in investment returns for common shareholders. The potential advantages of using investment leverage are highly dependent on the prevailing interest rate environment; when long-term interest rates are not substantially higher than the short-term interest rates that serve as the basis for dividend payments to your fund’s preferred shareholders, the use of investment leverage may not be advantageous to common shareholders. In particular, Putnam Management has advised the Trustees that your fund’s recent underperformance relative to the open-end fund is due, at least in part, to market conditions that make leverage currently a less effective means of increasing returns. If your fund were to cease to be closed-end, it would have to redeem all of its outstanding preferred shares. Although as an open-end fund your fund could leverage through borrowing, it would likely incur higher costs in doing so.

*Trading discounts. In reviewing the trading information for your fund, the Trustees took into account the fact that its shares have consistently traded at a discount to net asset value over the past few years. The Trustees recognized that shareholders would be able to redeem their shares for a greater amount following a merger than is currently possible through sales on the open market. They reviewed the possible causes and effects of discounts, which are discussed at more length below, and noted that discount levels for your fund have fluctuated over the years and that, for some periods, fund shares have traded at substantially lower discounts or at premiums.

* Recent actions enhancing shareholder value. The Trustees have over the past year reviewed various measures to increase shareholder value for each of the Putnam closed-end funds. In October 2005, the Trustees authorized a share repurchase program for all of the Putnam closed-end funds, which is discussed below. Furthermore, the Trustees initiated changes to your fund’s management contract, which went into effect in January 2006, resulting in a reduction of the effective management fee rate from 0.65% to 0.55%, measured as a percentage of average assets of the fund (including assets attributable to preferred shares). The Trustees believe that these recent steps have the potential to enhance shareholder returns, which in turn may support increased demand for your fund’s shares.

* What is Putnam California Tax Exempt Income Fund?

Putnam California Tax Exempt Income Fund is the open-end fund into which the shareholder proposal suggests that your fund merge. The open-end fund, which is registered with the SEC as a diversified fund, commenced operations on December 17, 1982. Like your fund, this fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital.

Your fund and Putnam California Tax Exempt Income Fund are managed by the same management team at Putnam Management and are also overseen by the same Board of Trustees. As described in further detail below, the two funds also have similar investment policies and restrictions and employ similar investment strategies. As of June 30, 2006, Putnam California Tax Exempt Income Fund had net assets of approximately $2.09 billion. As of that same date, your fund’s net assets (exclusive of the liquidation preference of your fund’s preferred shares, which is $16 million) were approximately $66 million.

Included in Appendix A are the Financial Highlights of your fund and Putnam California Tax Exempt Income Fund from each fund’s most recent shareholder report. These financial highlights contain information about each fund’s assets, expenses, performance and distributions.

* How does the investment performance of the funds compare?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of the open-end Putnam California Tax Exempt Income Fund, the performance of your fund’s primary benchmark index and the average performance of funds in its peer group of closed-end funds as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future returns.

Annualized Total Returns as of June 30, 2006

	1 year	3 years	5 years	10 years

Your Fund (Net Asset Value)	0.72%	4.76%	5.76%	6.08%

Your Fund (Market Price)	(0.16)	3.84	3.84	4.90

Putnam California Tax Exempt Income
Fund (Open-End) Class A Shares
(Net Asset Value)	1.11	3.09	4.47	5.19

Lehman Municipal Bond Index	0.87	3.24	5.05	5.79

Lipper California Municipal
Debt Funds (Closed-End) Average	1.53	5.64	6.57	6.41

Lipper California Municipal Debt
Funds Average	0.84	3.20	4.60	5.20

As the foregoing table makes clear, your fund’s returns at NAV for the 3, 5-and 10-year quoted periods are higher than those of the open-end fund. In addition, at NAV your fund has outperformed the Lehman Municipal Bond Index, which is the benchmark index for both funds, over those periods. Annualized total returns are calculated net of expenses, so the comparative performance figures above already adjust for the higher expense ratio of your fund relative the open-end fund. The Trustees were informed by Putnam Management that the outperformance at NAV for these periods is due, in part, to the fund’s leveraged capital structure (which is described in more detail below), and that the leverage taken on by your fund involves increased risk and tends to amplify fluctuations in the total return of the fund, depending on market conditions.

The table above also shows that your fund’s returns at market price exceed those of the open-end fund for the 3-year period, though they lag for the 1-, 5- and 10-year periods. Because performance at market price reflects the impact of market forces, which are inherently unpredictable, the Trustees consider performance at net asset value to be more indicative of the long-term investment opportunity offered by your fund.

Your fund’s returns, as indicated in the table, have been lower than the average for the fund’s Lipper peer group of leveraged closed-end California municipal debt funds. Putnam Management has informed the Trustees that it believes this is likely due to your fund’s relatively lesser use of leverage. In previous market conditions, when long-term interest rates were significantly higher than short-term rates, this limited the fund’s performance relative to more highly-leveraged closed-end funds. However, Putnam Management believes that this under-leverage relative to the peer group could be advantageous to your fund’s relative performance in different market conditions.

The Trustees believe that shareholders should evaluate your fund’s investment performance, both at net asset value and at market price, in light of the fund’s stated investment goal:

To seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes is consistent with preservation of capital.

Putnam Management has advised the Trustees that, consistent with this goal, it manages your fund’s portfolio in a way that seeks to balance the pursuit of investment yield against the risks to principal that might result from an undue focus on yield alone. This means that your fund will not necessarily invest in the highest yielding securities available in the marketplace or engage in maximum permitted leverage if doing so would involve undue risk of loss of principal due to possible credit defaults or interest rate changes. Thus, there may be times when your fund’s portfolio will generate an investment yield that is lower than that of some competing investment products that are willing to accept greater risk. Since investment yields appear to be an important factor in influencing market prices, this emphasis on total return may at times contribute to discount levels that are higher than those of competing products. Over longer periods of time, however, Putnam Management believes that this approach to managing risk should produce less principal volatility and higher overall investment returns. There is, of course, no guarantee that this will be the case.

* How do the two funds’ dividend rates and yields compare?

As of June 30, 2006, your fund’s yield, calculated as your fund’s established dividend rate as a percentage of the market price of its common shares, was 4.92% . When calculated as a percentage of net asset value, your fund’s yield on that same date was 4.35% . By contrast, as of June 30, 2006, the dividend rate for class A shares of Putnam California Tax Exempt Income Fund was 4.27% of the net asset value of such shares. Putnam Management has advised the Trustees that your fund has over time consistently had a higher yield than the open-end fund.

The 30-day yield on your fund’s shares as calculated in accordance with SEC guidelines (the “SEC yield”) was 3.52% as of June 15, 2006. The SEC yield for class A shares of Putnam California Tax Exempt Income Fund was 3.71% of the net asset value of such shares as of June 30, 2006.

The Trustees and Putnam Management believe that your fund’s yield has historically been higher than that of Putnam California Tax Exempt Income Fund primarily because of your fund’s closed-end structure, which affords the fund greater flexibility for investment and leveraging, which in turn has allowed the fund to generate higher current income for distribution to common shareholders. Putnam Management has advised the Trustees that the current higher SEC yield of the open-end Putnam California Tax Exempt Income Fund reflects current market conditions that make leverage a less effective means of increasing investment income.

* How do the two funds’ expenses compare?

The following table shows each fund’s annual operating expenses as of the end of its last fiscal year, showing expenses that are deducted from fund assets, calculated as a percentage of net assets attributable to common shares.

Annual Fund Operating Expenses

	California Investment	California Tax Exempt
	Grade Municipal Trust	Income Fund (class A shares)
	(fiscal year ended	(fiscal year ended
	April 30, 2006)	September 30, 2005)

Management Fees	0.76%	0.47%

Distribution (12b-1) Fees	None	0.20%*

Other Expenses	0.49%	0.08%

Total Annual Fund
Operating Expenses	1.25%	0.75%

* Represents a blended rate. 12b-1 fees for class A shares are paid at a rate equal to the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

In the supporting statement to his shareholder proposal, the proponent asserts that your fund’s expense ratio is nearly 50% higher than that of Class A shares of the open-end Putnam California Tax Exempt Income Fund, which appears to be based on a simple comparison of the Total Annual Fund Operating Expenses shown in the table above. This seemingly simple comparison does not take into account certain important factors:

* This difference in operating expenses is not due solely to the smaller size of your fund, as the proponent asserts. Rather, the principal reason for your fund’s higher operating expenses is that they include additional management fees, custody fees and other expenses associated with maintaining the fund’s investment leverage, which historically have been more than offset by the additional investment income earned through the use of leverage. Under recent market conditions, which have included a closing of the difference between long-term interest rates and the short-term interest rates that serve as a basis for dividend payments on your fund’s preferred shares, leverage has generally provided reduced benefits to your fund and, for certain periods, may have had a net negative effect on returns. In light of the factors involved in this analysis, a simple comparison of operating expenses of a leveraged closed-end fund and an unleveraged open-end fund does not provide a meaningful analysis.

* Further, the table above only partially reflects a reduction of 0.10% in the effective management fee rate (from 0.65% of average weekly net assets attributable to common shares and preferred shares, to 0.55%), negotiated by your fund’s Trustees, which took effect on January 1, 2006. Based on current asset levels, the change in management fee would reduce Total Annual Fund Operating Expenses (expressed as a percentage of net assets attributable to common shares) by approximately 0.12% once the new fee has been in effect for a full fiscal year. The fund’s Total Annual Operating Expenses shown above accordingly reflect only the portion of this reduction corresponding to the period from January 1, 2006 through April 30, 2006.

* The following pro forma table of annual operating expenses for your fund revises the numbers in the comparative expense table above to (a) subtract out management fee amounts paid on leveraged assets, (b) take fully into account the recent management fee reduction, and (c) subtract out costs incurred in connection with administering your fund’s preferred share program for investment leverage:

California Investment Grade Municipal Trust (pro forma calculations, based on fiscal year ended April 30, 2006 )

Management Fee	0.76%

Portion of Management Fee
Paid on Leveraged Assets	(0.14%)

Contractual Management Fee
Reduction (effective 2006)	(0.07%)

Distribution (12b-1) Fees	None

Other Expenses	0.49%

Portion of Other Expenses
Attributable to Leverage	(0.13%)

Pro Forma Total Annual Fund
Operating Expenses	0.91%

* The performance figures provided in the discussion above of how the investment performance of your fund and Putnam California Tax Exempt Income Fund compare, which show that your fund has outperformed the open-end fund over a number of periods, are calculated net of expenses. Thus, any effect that higher expenses may have on reducing your fund’s performance is already taken into account in calculating its favorable comparative performance data over longer periods.

* How do the investment goals, policies and restrictions of the two funds to compare?

Both your fund and the open-end Putnam California Tax Exempt Income Fund have the investment objective of seeking as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with the preservation of capital. The funds also use similar investment strategies, although your fund’s closed-end structure generally permits it to maintain smaller cash positions. In addition, the open-end fund, by virtue of its larger size, is able to invest in a greater number of securities.

In addition to differences between the two funds regarding the use of leverage, which are discussed elsewhere, there do exist a few, largely technical differences in their investment policies and restrictions. For example, because your fund is classified as “non-diversified” and the open-end fund as “diversified,” your fund has more flexibility to concentrate its investments in fewer issuers. The policies requiring each fund to invest a minimum percentage of its assets in securities producing tax-exempt income also differ. If, in the future, the Trustees were to present a proposal to shareholders to give formal approval for a merger of your fund into Putnam California Tax Exempt Income Fund, these and other differences, together with potential transaction costs associated with aligning the portfolios of the two funds, would be described in greater detail in the accompanying proxy statement.

* What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, your fund has listed its shares for trading on the American Stock Exchange. Prices in these secondary markets are determined by market forces and will fluctuate over time. They will also fluctuate in relation to a fund’s net asset value. Closed-end fund shares generally trade at a discount to their net asset value but at times may trade at a premium to net asset value.

Putnam Management has advised the Trustees that discount levels for closed-end funds investing primarily in fixed-income securities — such as your fund — appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. These market cycles, together with other factors specifically affecting your fund, may result in extended periods of discount in the market price of fund shares. The Trustees recognize that these can partly or entirely offset performance returns that a shareholder would otherwise be able to realize, if that shareholder were to sell shares at a deeper discount than the price at which they were originally purchased. Accordingly, closed-end funds may be more suitable for investors who have a longer investment horizon and who will less likely face the need to liquidate their investments under unfavorable market conditions. Conversely, the existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time of their purchase and their sale.

As indicated in the table below, while your fund’s common shares have traded at a discount to their net asset value over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to net asset value. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the table below presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course of each full calendar year since inception, in each case expressed as a percentage discount from, or premium to, net asset value (NAV). Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and net asset value over the course of each full calendar year since inception.

	Highest Market Price	Lowest Market Price	Average
Calendar Year	(relative to NAV)	(relative to NAV)	Discount/Premium

2005	-8.76%	-14.46%	-10.89%

2004	-5.59%	-13.87%	-10.57%

2003	-5.74%	-12.86%	-9.93%

2002	-1.75%	-9.08%	-5.32%

2001	4.24%	-7.55%	-2.55%

2000	4.38%	-12.44%	-3.65%

1999	5.44%	-13.87%	-0.94%

1998	5.42%	-2.47%	1.40%

1997	5.67%	-1.82%	1.80%

1996	1.12%	-7.17%	-2.01%

1995	-2.09%	-10.92%	-6.74%

1994	0.35%	-13.27%	-5.15%

1993	2.20%	-8.32%	-3.13%

1992	6.99%	3.09%	5.04%

* How do the Trustees monitor and address trading discounts?

The Trustees carefully monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented in a manner consistent with your fund’s closed-end structure might include:

* Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

* Repurchases by the fund of its shares at prevailing market prices; and

* Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, although there is little industry experience that would suggest a long-term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, however, such repurchases will enhance the net asset value of the fund’s shares and the total return of the remaining shareholders. Recognizing this benefit, the Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005, the Trustees authorized all of the Putnam closed-end funds, including your fund, to repurchase up to 5% of their outstanding shares at market prices through October 6, 2006. In March 2006, the Trustees increased this repurchase program to permit the funds to repurchase up to 10% of their outstanding shares over the same time period. The Trustees continue to study the results of the repurchase program to determine its impact on trading discounts and on investment performance. To date, the Trustees have not authorized tender offers but may consider that alternative in the future.

In considering these actions and the current proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of available investment products available in the marketplace, with an understanding of the potential advantages and disadvantages of closed-end funds. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the recent steps to enhance shareholder returns described above, the Trustees have concluded that the fund remains a viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting your fund to open-end status.

* What purpose does investment leverage serve for your fund?

Because of its closed-end status, your fund is permitted under the 1940 Act to maintain a leveraged capital structure consisting of common shares and auction rate preferred shares. As of June 30, 2006, preferred shares of your fund were outstanding with an aggregate liquidation preference of $16 million, which represents leverage of approximately 24% in comparison to your fund’s assets (net of leverage) of approximately $66 million. Because an open-end fund is prohibited under the 1940 Act from issuing preferred shares, your fund would be required to redeem its preferred shares prior to any merger in accordance with the fund’s Bylaws. The leveraged capital structure is designed to enable the common shareholders to realize higher current tax-exempt income on their shares than would be obtained without leverage. The dividends paid to holders of preferred shares are generally based on short-term rates, while the assets attributable to such preferred shares are generally invested in longer-term, municipal securities, which typically have higher yields than short-term rates. As long as your fund can invest these assets in higher-yielding investments than the rates paid to preferred shareholders, the common shareholders benefit from the use of this leverage. The Trustees recognize that the use of leverage through preferred shares can increase the risk of the fund’s portfolio and tends to amplify fluctuations in total returns, and that under certain market conditions this can result in lower returns than an unleveraged portfolio.

Although an open-end fund, such as Putnam California Tax Exempt Income Fund, is permitted under the 1940 Act to achieve a leveraged position by borrowing from a bank (subject to certain asset coverage requirements), Putnam Management has generally not judged it to be in the best interests of shareholders to cause that fund to borrow money, as it believes that the costs of leveraging a municipal bond fund other than through preferred shares are generally too high relative to the lower expected returns of the municipal bonds in which the fund invests.

Putnam Management believes that, over time, your fund’s leveraged position is in the best interests of the fund and may contribute both to higher annualized total returns and higher levels of current income.

* What are additional differences between a closed-end and open-end fund?

In addition to the differences outlined above, shareholders evaluating this proposal may wish to consider the following:

* Investment flexibility. Because they are required to maintain the ability to honor redemption requests, open-funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds are not subject to this restriction.

* Annual shareholder meetings. Your fund is currently required by the rules of the American Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the American Stock Exchange, with the result that your fund would no longer be required to hold annual meetings. The open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

* Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund’s shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share during times when shares are trading at a discount to net asset value.

* Exchange privileges. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 65 open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

* What is the voting requirement for approving the shareholder proposal?

Approval of the shareholder proposal requesting that the Trustees of your fund take the steps necessary to convert your fund to an open-end investment company or otherwise permit shareholders of your fund to realize the net asset value of their shares requires the affirmative vote of a majority of the shares voted on the proposal. The fund’s common shareholders and preferred shareholders will vote together as a single class on this proposal.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote against the shareholder proposal.

4. SHAREHOLDER PROPOSAL REQUESTING THETRUSTEES TO TAKE THE STEPS NECESSARY TO MERGE YOUR FUND INTO PUTNAM NEW YORK TAX EXEMPT INCOME FUND, AN OPEN-END FUND, OR OTHERWISE TO PERMIT SHAREHOLDERS TO REALIZE THE NET ASSET VALUE OF THEIR SHARES (Putnam New York Investment Grade Municipal Trust Only).

* What is this proposal?

A shareholder of your fund (the “proponent”) has informed the fund that he intends to present a proposal for action at the Annual Meeting of Shareholders. The proposal submitted by the proponent and the accompanying supporting statement read as follows:

RESOLVED: The shareholders ask the Trustees to take the steps necessary to merge the Putnam New York Investment Grade Municipal Trust (PMN) into the Putnam New York Tax Exempt Income Fund, an open-end fund, or otherwise permit shareholders to realize net asset value (NAV) for their shares.

Supporting Statement

In March, the Trustees of the Putnam Managed High Yield Trust (PTM) did the right thing by recommending its merger into a Putnam open-end fund pursuing similar investment objectives and strategies. The Trustees of PMN, who are the same people as the PTM Trustees, should once again do the right thing by recommending the merger of PMN into the open-end New York fund which pursues similar investment objectives and strategies.

The reasons for merging PMN are basically the same as those for merging PTM: high discount, small size, high expenses, poor liquidity, and performance that has lagged its closed-end peers for the last ten years.

* Like PTM before the merger announcement, PMN has persistently traded at a double digit discount from NAV. As of the date of this proposal (April 28, 2006), PCA’s discount is 11.4% . No other New York muni fund is saddled with such gross under-valuation.

* PMN and the Putnam New York Tax Exempt Income Fund have similar investment objectives, the same Trustees, the same Investment Manager, and the same individuals overseeing the bond portfolios. But due to PMN’s small size, its operating expense ratio (even with a recent 0.1% fee reduction) is more than 60% higher than that for the Class A shares of the much larger open-end fund.

* PMN is illiquid. Daily trading volume averages less than 6000 shares. Even a modest order to buy or sell can move the market.

* PMN’s performance has lagged the Lipper average for New York closed-end muni funds over the past 1 year, 5 years and 10 years ending 10/31/05. Its performance has lagged the Lipper average for general leveraged muni funds over the past 1 year, 5 years and 10 years ending 3/31/06. Morningstar gives PMN a below-average two stars; the Putnam open-end New York fund gets three stars.

It’s not a pretty picture.

I believe the Trustees should act in the interest of PMN shareholders as they have done for PTM shareholders, by recommending a merger that will reduce operating expenses, improve liquidity, and increase share value. Merging PMN into the Putnam New York Tax Exempt Income Fund is simply the right thing to do. I call on the Trustees to put such a measure before shareholders AND to recommend that shareholders vote in favor of the merger proposal.

The proponent’s name and address and the number of shares he owns in your fund will be furnished by the Clerk of your fund upon request.

* What would happen if the proposal passes?

The shareholder proposal does not call for a shareholder vote to approve a merger of your fund with Putnam New York Tax Exempt Income Fund at this time, but rather proposes that the shareholders ask the Trustees to take action to effect such a merger. If the proposal passes at the Annual Meeting of Shareholders, the Trustees would continue to exercise their fiduciary duty to act in the interests of shareholders in investigating the details and potential benefits of such a merger transaction, but would not be obligated at any future meeting to recommend that the fund be merged into Putnam New York Tax Exempt Income Fund or any other fund. In order to approve a merger, the Trustees would be required by SEC rules to determine that the merger would be in the best interests of shareholders of both funds and that the merger would not dilute the interests of either fund’s shareholders.

In any event, even if the Trustees decide, following any approval of the shareholder proposal (or otherwise), to recommend such a merger, an additional proxy statement and approval by the shareholders of your fund would be required. Such a proxy statement would describe in more detail the merger terms, together with certain legal, accounting, proxy and other costs that your fund might incur in connection with a merger.

Though it primarily addresses a potential merger, the shareholder’s proposal alternatively requests that the Trustees take other steps enabling shareholders to realize the net asset value of their shares — this might entail such measures as converting the fund into an open-end fund, liquidating the fund and distributing its assets, or engaging in a tender offer to repurchase fund shares. It is important to note, however, that the only way to ensure that all shareholders realize the net asset value for their shares would be to eliminate the closed-end structure of your fund, whether it is by merger, open-ending, liquidation or otherwise. Thus, although the discussion below focuses on a merger, many of the considerations apply equally to other measures that would enable shareholders to realize the net asset value for their shares.

* What do the Trustees recommend?

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund unanimously recommend that shareholders vote “AGAINST” this proposal.

* Why are the Trustees recommending a vote against the proposal?

In recommending a vote against the shareholder proposal, the Trustees considered the following factors:

* Performance. Your fund’s annualized total returns, based on net asset value (NAV), are higher than those of the open-end Putnam New York Tax Exempt Income Fund for each of the most recent 3-, 5- and 10-year periods, though 1-year performance has lagged somewhat. While your fund’s returns at market price have lagged the open-end fund’s returns, the Trustees consider market-price returns to be less indicative of long-term investment opportunity than results at NAV. More details on performance are provided below.

* Yield. Your fund’s yield has historically been higher than that of Putnam New York Tax Exempt Income Fund, although currently your fund’s yield at net asset value is somewhat lower than that of the open-end fund. More details on yields and dividend rates are provided below.

* Potential investment advantages. The Trustees believe that your fund’s closed-end status provides potential investment advantages not available to open-end fund investors. Because your fund’s shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, and generally can be more fully invested in higher-yielding securities. As a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares, which create transaction costs that are borne by long-term shareholders. Such cash flows may at times also require temporary investment in short-term, lower-yielding securities, pending investment in longer-term, higher-yielding securities.

* Effects of leverage. The Trustees believe that your fund’s historically higher performance and yields compared to the open-end fund are, in significant part, attributable to the fund’s leveraged capital structure, which is designed to enable the common shareholders to realize higher current tax-exempt income on their shares that would be obtained without leverage. The Trustees recognize, however, that the use of leverage involves greater risk, and may increase volatility in investment returns for common shareholders. The potential advantages of using investment leverage are highly dependent on the prevailing interest rate environment; when long-term interest rates are not substantially higher than the short-term interest rates that serve as the basis for dividend payments to your fund’s preferred shareholders, the use of investment leverage may not be advantageous to common shareholders. In particular, Putnam Management has advised the Trustees that your fund’s recent underperformance relative to the open-end fund is due, at least in part, to market conditions that make leverage currently a less effective means of increasing returns. If your fund were to cease to be closed-end, it would have to redeem all of its outstanding preferred shares. Although as an open-end fund your fund could leverage through borrowing, it would likely incur higher costs in doing so.

* Trading discounts. In reviewing the trading information for your fund, the Trustees took into account the fact that its shares have consistently traded at a discount to net asset value over the past few years. The Trustees recognized that shareholders would be able to redeem their shares for a greater amount following a merger than is currently possible through sales on the open market. They reviewed the possible causes and effects of discounts, which are discussed at more length below, and noted that discount levels for your fund have fluctuated over the years and that, for some periods, fund shares have traded at substantially lower discounts or at premiums.

* Recent actions enhancing shareholder value. The Trustees have over the past year reviewed various measures to increase shareholder value for each of the Putnam closed-end funds. In October 2005, the Trustees authorized a share repurchase program for all of the Putnam closed-end funds, which is discussed below. Furthermore, the Trustees initiated changes to your fund’s management contract, which went into effect in January 2006, resulting in a reduction of the effective management fee rate from 0.65% to 0.55%, measured as a percentage of average assets of the fund (including assets attributable to preferred shares). The Trustees believe that these recent steps have the potential to enhance shareholder returns, which in turn may support increased demand for your fund’s shares.

* What is Putnam New York Tax Exempt Income Fund?

Putnam New York Tax Exempt Income Fund is the open-end fund into which the shareholder proposal suggests that your fund merge. The open-end fund, which is registered with the SEC as a diversified fund, commenced operations on September 2, 1983. Like your fund, this fund seeks as high a level of current income exempt from federal income tax and New York personal income tax as Putnam Management believes to be consistent with preservation of capital.

Your fund and Putnam New York Tax Exempt Income Fund are managed by the same management team at Putnam Management and their Boards of Trustees consist of the same individuals. As described in further detail below, the two funds also have similar investment policies and restrictions and employ similar investment strategies. As of June 30, 2006, Putnam New York Tax Exempt Income Fund had net assets of approximately $1.17 billion. As of that same date, your fund’s net assets (exclusive of the liquidation preference of your fund’s preferred shares, which is $10 million)) were approximately $37 million.

Included in Appendix B are the Financial Highlights of your fund and Putnam New York Tax Exempt Income Fund from each fund’s most recent shareholder report. These financial highlights contain information about each fund’s assets, expenses, performance and distributions.

* How does the investment performance of the funds compare?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of the open-end Putnam New York Tax Exempt Income Fund, the performance of your fund’s primary benchmark index and the average performance of funds in its peer group of closed-end funds as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future returns.

Annualized Total Returns as of June 30, 2006

	1 year	3 years	5 years	10 years

Your Fund (Net Asset Value)	0.36%	4.42%	5.21%	5.76%

Your Fund (Market Price)	(2.30)	1.87	3.44	4.45

Putnam New York Tax Exempt
Income Fund (Open-End)
Class A Shares (Net Asset Value)	0.72	2.79	4.32	5.13

Lehman Municipal Bond Index	0.87	3.24	5.05	5.79

Lipper New York Municipal
Debt Funds (Closed-End) Average	1.67	5.39	6.11	6.18

Lipper New York Municipal Debt
Funds Average	0.50	2.76	4.28	5.00

As the foregoing table makes clear, your fund’s returns at NAV for the 3-, 5- and 10-year quoted periods are higher than those of the open-end fund. In addition, at NAV your fund has outperformed the Lehman Municipal Bond Index, which is the benchmark index for both funds, over those periods. Annualized total returns are calculated net of expenses, so the comparative performance figures above already adjust for the higher expense ratio of your fund relative the open-end fund. The Trustees were informed by Putnam Management that the outperformance at NAV for these periods is due, in part, to the fund’s leveraged capital structure

(which is described in more detail below), and that the leverage taken on by your fund involves increased risk and tends to amplify fluctuations in the total return of the fund, depending on market conditions.

The table above also shows that your fund’s returns at market price lag those of the open-end fund for each period. Because performance at market price reflects the impact of market forces, which are inherently unpredictable, the Trustees consider performance at net asset value to be more indicative of the long-term investment opportunity offered by your fund.

Your fund’s returns, as indicated in the table, have been lower than the average for the fund’s Lipper peer group of leveraged closed-end New York municipal debt funds. Putnam Management has informed the Trustees that it believes this is likely due to your fund’s relatively lesser use of leverage. In periods when long-term interest rates were signifi-cantly higher than short-term rates, this limited the fund’s performance relative to more highly-leveraged closed-end funds. However, Putnam Management believes that this under-leverage relative to the peer group could be advantageous to your fund’s relative performance in different market conditions.

The Trustees believe that shareholders should evaluate your fund’s investment performance, both at net asset value and at market price, in light of the fund’s stated investment goal:

To seek as high a level of current income exempt from federal income tax and New York State and New York City personal income tax as Putnam Management believes is consistent with preservation of capital.

Putnam Management has advised the Trustees that, consistent with this goal, it manages your fund’s portfolio in a way that seeks to balance the pursuit of investment yield against the risks to principal that might result from an undue focus on yield alone. This means that your fund will not necessarily invest in the highest yielding securities available in the marketplace or engage in maximum permitted leverage if doing so would involve undue risk of loss of principal due to possible credit defaults or interest rate changes. Thus, there may be times when your fund’s portfolio will generate an investment yield that is lower than that of some competing investment products that are willing to accept greater risk. Since investment yields appear to be an important factor in influencing market prices, this emphasis on total return may at times contribute to discount levels that are higher than those of competing products. Over longer periods of time, however, Putnam Management believes that this approach to managing risk should produce less principal volatility and higher overall investment returns. There is, of course, no guarantee that this will be the case.

* How do the two funds’ dividend rates and yields compare?

As of June 30, 2006, your fund’s yield, calculated as your fund’s established dividend rate as a percentage of the market price of its common shares, was 4.62% . When calculated as a percentage of net asset value, your fund’s yield on that same date was 3.94% . By contrast, as of June 30, 2006, the dividend rate for class A shares of Putnam New York Tax Exempt Income Fund was 4.19% of the net asset value of such shares. Putnam Management has advised the Trustees that your fund has over time consistently had a higher yield than the open-end fund.

The 30-day yield on your fund’s shares as calculated in accordance with SEC guidelines (the “SEC yield”) was 3.52% as of June 15, 2006. The SEC yield for class A shares of Putnam New York Tax Exempt Income Fund was 3.64% of the net asset value of such shares as of June 30, 2006.

The Trustees and Putnam Management believe that your fund’s yield has historically been higher than that of Putnam New York Tax Exempt Income Fund primarily because of your fund’s closed-end structure, which affords the fund greater flexibility for investment and leveraging, which in turn has allowed the fund to generate higher current income for distribution to common shareholders. Putnam Management has advised the Trustees that the current higher SEC yield of the open-end Putnam New York Tax Exempt Income Fund reflects current market conditions that make leverage a less effective means of increasing investment income.

* How do the two funds’ expenses compare?

The following table shows each fund’s annual operating expenses as of the end of its last fiscal year, showing expenses that are deducted from fund assets, calculated as a percentage of net assets attributable to common shares.

Annual Fund Operating Expenses

	New York Investment	New York Tax Exempt
	Grade Municipal Trust	Income Fund (class A shares)
	(fiscal year ended	(fiscal year ended
	April 30, 2006)	November 30, 2005)

Management Fees	0.78%	0.50%

Distribution (12b-1) Fees	None	0.20%*

Other Expenses	0.69%	0.09%

Total Annual Fund
Operating Expenses	1.47%	0.79%

* Represents a blended rate. 12b-1 fees for class A shares are paid at a rate equal to the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

In the supporting statement to his shareholder proposal, the proponent asserts that your fund’s expense ratio is more than 60% higher than that of Class A shares of the open-end Putnam New York Tax Exempt Income Fund, which appears to be based on a simple comparison of the Total Annual Fund Operating Expenses shown in the table above. This seemingly simple comparison does not take into account certain important factors:

* This difference in operating expenses is not due solely to the smaller size of your fund, as the proponent asserts. Rather, the principal reason for your fund’s higher operating expenses is that they include additional management fees, custody fees and other expenses associated with maintaining the fund’s investment leverage, which historically have been more than offset by the additional investment income earned through the use of leverage. Under recent market conditions, which have included a closing of the difference between long-term interest rates and the short-term interest rates that serve as a basis for dividend payments on your fund’s preferred shares, leverage has generally provided reduced benefits to your fund and, for certain periods, may have had a net negative effect on returns. In light of the factors involved in this analysis, a simple comparison of operating expenses of a leveraged closed-end fund and an unleveraged open-end fund does not provide a meaningful analysis.

* Further, the table above only partially reflects a reduction of 0.10% in the effective management fee rate (from 0.65% of average weekly assets attributable to common shares and preferred shares, to 0.55%), negotiated by your fund’s Trustees, which took effect on January 1, 2006. Based on current asset levels, the change in management fee would reduce Total Annual Fund Operating Expenses (expressed as a percentage of net assets attributable to common shares) by approximately 0.13% once the new fee has been in effect for a full fiscal year. The fund’s Total Annual Operating Expenses shown above accordingly reflect only the portion of this reduction corresponding to the period from January 1, 2006 through April 30, 2006.

* The following pro forma table of annual operating expenses for your fund revises the numbers in the comparative expense table above to (a) subtract out management fee amounts paid on leveraged assets, (b) take fully into account the recent management fee reduction, and (c) subtract out costs incurred in connection with administering your fund’s preferred share program for investment leverage:

New York Investment Grade Municipal Trust (pro forma calculations, based on fiscal year ended April 30, 2006 )

Management Fee	0.78%

Portion of Management Fee Paid on Leveraged Assets	(0.16%)

Contractual Management Fee Reduction (effective 2006)	(0.07%)

Distribution (12b-1) Fees	None

Other Expenses	0.69%

Portion of Other Expenses Attributable to Leverage	(0.19%)

Pro Forma Total Annual Fund Operating Expenses	1.05%

* The performance figures provided in the discussion above of how the investment performance of your fund and Putnam New York Tax Exempt Income Fund compare, which show that your fund has outperformed the open-end fund at net asset value over a number of periods, are calculated net of expenses. Thus, any effect that higher expenses may have on reducing your fund’s performance is already taken into account in calculating its favorable comparative performance data over longer periods.

* How do the investment goals, policies and restrictions of the two funds to compare?

Both your fund and the open-end Putnam New York Tax Exempt Income Fund have the investment objective of seeking as high a level of current income exempt from federal income tax and New York State and New York City personal income tax as Putnam Management believes to be consistent with the preservation of capital. The funds also use similar investment strategies, although your fund’s closed-end structure generally permits it to maintain smaller cash positions. In addition, the open-end fund, by virtue of its larger size, is able to invest in a greater number of securities.

In addition to differences between the two funds regarding the use of leverage, which are discussed elsewhere, there do exist a few, largely technical differences in their investment policies and restrictions. For example, because your fund is classified as “non-diversified” and the open-end fund as “diversified,” your fund has more flexibility to concentrate its investments in fewer issuers. The policies requiring each fund to invest a minimum percentage of its assets in securities producing tax-exempt income also differ. If, in the future, the Trustees were to present a proposal to shareholders to give formal approval for a merger of your fund into Putnam New York Tax Exempt Income Fund, these and other differences, together with potential transaction costs associated with aligning the portfolios of the two funds, would be described in greater detail in the accompanying proxy statement.

* What does it mean when fund shares trade at a discount?

Since closed-end funds are not required to redeem their shares, investors in closed-end funds who wish to liquidate their investment must sell their shares in the secondary markets. To promote the availability of active secondary markets for shareholders who wish to sell their shares, your fund has listed its shares for trading on the American Stock Exchange. Prices in these secondary markets are determined by market forces and will fluctuate over time. They will also fluctuate in relation to a fund’s net asset value. Closed-end fund shares generally trade at a discount to their net asset value but at times may trade at a premium to net asset value.

Putnam Management has advised the Trustees that discount levels for closed-end funds investing primarily in fixed-income securities — such as your fund — appear to fluctuate in relation to conditions in the broader fixed-income markets, generally increasing during periods of rising interest rates and declining during periods of falling interest rates. These market cycles, together with other factors specifically affecting your fund, may result in extended periods of discount in the market price of fund shares. The Trustees recognize that these can partly or entirely offset performance returns that a shareholder would otherwise be able to realize, if that shareholder were to sell shares at a deeper discount than the price at which they were originally purchased. Accordingly, closed-end funds may be more suitable for investors who have a longer investment horizon and who will less likely face the need to liquidate their investments under unfavorable market conditions. Conversely, the existence of discounts at times may also provide attractive opportunities to investors seeking potential additional returns from reductions in discount levels between the time of their purchase and their sale.

As indicated in the table below, while your fund’s common shares have traded at a discount to their net asset value over more recent periods, the discount has fluctuated over time, and at times your fund’s shares have traded at a premium to net asset value. In order to show the range of discounts and premiums at which your fund’s shares have historically traded, the table below presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course of each full calendar year since inception, in each case expressed as a percentage discount from, or premium to, net asset value (NAV). Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and net asset value over the course of each full calendar year since inception.

	Highest Market Price	Lowest Market Price	Average
Calendar Year	(relative to NAV)	(relative to NAV)	Discount/Premium

2005	-9.53%	-15.94%	-13.26%

2004	-6.69%	-14.58%	-11.54%

2003	-7.13%	-13.20%	-10.21%

2002	-3.33%	-12.18%	-7.85%

2001	0.88%	-9.69%	-6.68%

2000	0.08%	-12.60%	-5.43%

1999	2.77%	-15.17%	-2.09%

1998	4.83%	-3.91%	0.59%

1997	5.06%	-8.98%	-2.49%

1996	0.22%	-9.74%	-4.68%

1995	2.10%	-8.39%	-1.67%

1994	3.94%	-14.00%	-2.79%

1993	5.26%	-3.78%	0.60%

1992	7.22%	4.53%	5.32%

* How do the Trustees monitor and address trading discounts?

The Trustees carefully monitor the trading prices of your fund’s shares, recognizing that trading prices and discounts will fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented in a manner consistent with your fund’s closed-end structure might include:

* Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

* Repurchases by the fund of its shares at prevailing market prices; and

* Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, although there is little industry experience that would suggest a long-term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, however, such repurchases will enhance the net asset value of the fund’s shares and the total return of the remaining shareholders. Recognizing this benefit, the Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005, the Trustees authorized all of the Putnam closed-end funds, including your fund, to repurchase up to 5% of their outstanding shares at market prices through October 6, 2006. In March 2006, the Trustees increased this repurchase program to permit the funds to repurchase up to 10% of their outstanding shares over the same time period. The Trustees continue to study the results of the repurchase program to determine its impact on trading discounts and on investment performance. To date, the Trustees have not authorized tender offers but may consider that alternative in the future.

In considering these actions and the current proposal, the Trustees have considered the fact that all shareholders who purchased your fund’s shares presumably made their choice from among a broad array of available investment products available in the marketplace, with an understanding of the potential advantages and disadvantages of closed-end funds. Thus, in considering whether to recommend a fundamental change in the structure of the fund and its investment characteristics, the Trustees have considered whether the closed-end structure of the fund continues to offer the investment advantages contemplated when the fund was originally offered to the marketplace. Especially in light of the recent steps to enhance shareholder returns described above, the Trustees have concluded that the fund remains a viable investment vehicle and that recent discount levels do not currently justify abandoning the advantages of the closed-end structure by converting your fund to open-end status.

* What purpose does investment leverage serve for your fund?

Because of its closed-end status, your fund is permitted under the 1940 Act to maintain a leveraged capital structure consisting of common shares and auction rate preferred shares. As of June 30, 2006, preferred shares of your fund were outstanding with an aggregate liquidation preference of $10 million, which represents leverage of approximately 27% in comparison to your fund’s assets (net of leverage) of approximately $37 million. Because an open-end fund is prohibited under the 1940 Act from issuing preferred shares, your fund would be required to redeem its preferred shares prior to any merger in accordance with the fund’s

Bylaws. The leveraged capital structure is designed to enable the common shareholders to realize higher current tax-exempt income on their shares than would be obtained without leverage. The dividends paid to holders of preferred shares are generally based on short-term rates, while the assets attributable to such preferred shares are generally invested in longer-term, municipal securities, which typically have higher yields than short-term rates. As long as your fund can invest these assets in higher-yielding investments than the rates paid to preferred shareholders, the common shareholders benefit from the use of this leverage. The Trustees recognize that the use of leverage through preferred shares can increase the risk of the fund’s portfolio and tends to amplify fluctuations in total returns, and that under certain market conditions this can result in lower returns than an unleveraged portfolio.

Although an open-end fund, such as Putnam New York Tax Exempt Income Fund, is permitted under the 1940 Act to achieve a leveraged position by borrowing from a bank (subject to certain asset coverage requirements), Putnam Management has generally not judged it to be in the best interests of shareholders to cause that fund to borrow money, as it believes that the costs of leveraging a municipal bond fund other than through preferred shares are generally too high relative to the lower expected returns of the municipal bonds in which the fund invests.

Putnam Management believes that, over time, your fund’s leveraged position is in the best interests of the fund and may contribute both to higher annualized total returns and higher levels of current income.

* What are additional differences between a closed-end and open-end fund?

In addition to the differences outlined above, shareholders evaluating this proposal may wish to consider the following:

* Investment flexibility. Because they are required to maintain the ability to honor redemption requests, open-funds are prohibited by the 1940 Act from investing more than 15% of their assets in securities that are deemed illiquid. Closed-end funds are not subject to this restriction.

* Annual shareholder meetings. Your fund is currently required by the rules of the American Stock Exchange to hold annual meetings of shareholders. Conversion of your fund to open-end status would result in termination of the fund’s listing on the American Stock Exchange, with the result that your fund would no longer be required to hold annual meetings. The open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

* Dividend reinvestment. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund’s shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share during times when shares are trading at a discount to net asset value.

* Exchange privileges. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 65 open-end funds in the Putnam group. Shareholders of your fund do not have that privilege.

* What is the voting requirement for approving the shareholder proposal?

Approval of the shareholder proposal requesting that the Trustees of your fund take the steps necessary to convert your fund to an open-end investment company or otherwise permit shareholders of your fund to realize the net asset value of their shares requires the affirmative vote of a majority of the shares voted on the proposal. The fund’s common shareholders and preferred shareholders will vote together as a single class on this proposal.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and unanimously recommend a vote against the shareholder proposal.

* Further Information About Voting and the Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately with respect to each proposal. In the case of each fund a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that, where the preferred shares or common shares shall vote as separate classes, then a majority of the aggregate number of shares of each class shall be necessary to constitute a quorum for the transaction of business by that class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

With respect to the election of Trustees and Proposals 3 and 4, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or your fund’s Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting (Putnam High Yield Municipal Trust, Putnam Municipal Bond Fund and Putnam Municipal Opportunities Trust only). For funds listed on the New York Stock

Exchange that have outstanding preferred shares, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Common shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. The Internet and automated phone voting options are not available for use by preferred shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confi-dentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense MIS, 60 Research Road, Hingham, MA, 02043-4393 to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $7,500 in the aggregate for all funds. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Date for receipt of shareholders’ proposals for the next annual meeting. It is currently anticipated that your fund’s next annual meeting of shareholders will be held in October 2007.

The Trustees of your fund reserve the right to set an earlier or later date of the October 2007 meeting. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before May 18, 2007. In order for a shareholder proposal to be included in the proxy statement, both the submitting shareholder and the proposal itself must satisfy the requirements set forth in Rule 14a-8 under the 1934 Act. Shareholders who wish to make a proposal at the October 2007 annual meeting — other than one that will be included in the fund’s proxy materials — should notify the fund no later than August 1, 2007. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2007 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than August 1, 2007 and no later than August 31, 2007.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s Annual Report for its most recent fiscal year, and a copy of its semian-nual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

* Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund’s investment manager and administrator, is a subsidiary of Putnam, LLC (Putnam Investments). Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Mr. Haldeman is a stockholder of Putnam Investments Trust. On March 15, 2005, Putnam Investments Trust granted Mr. Haldeman 210,635 shares of Class B Common Stock pursuant to the Putnam Investments Trust Equity Partnership Plan. With respect to this grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman’s employment with Putnam terminates. On September 29, 2005,

Mr. Haldeman participated in the Putnam Option Exchange Program in which holders of eligible options to purchase Class B Common Stock were permitted to elect to exchange their options for restricted shares of Class B Common Stock with a value equal to the value of the exchanged options. Mr. Haldeman was granted 14,226 restricted shares of Class B Common Stock in exchange for an option to purchase 99,200 shares of Class B Common Stock. On March 15, 2006, Putnam Investments Trust granted Mr. Haldeman 111,693 restricted shares of Class B Common Stock for his performance in 2005. With respect to such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant. On March 15, 2006, Mr. Haldeman received an additional grant of 314,136 restricted shares of Class B Common Stock and an option to purchase 510,638 shares as a special grant as a result of his employment contract with Marsh & McLennan Companies, Inc. With respect to each 2006 grant, Mr. Haldeman’s shares vest 10%, 20%, 30% and 40% over the next 4 years, subject to acceleration provisions based on investment performance.

Putnam Fiduciary Trust Company. Putnam Fiduciary Trust Company, the fund’s investor servicing agent and custodian, is a subsidiary of Putnam Investments. Its address is One Post Office Square, Boston, Massachusetts 02109.

For its most recent fiscal year, the funds paid Putnam Fiduciary Trust Company aggregate fees as follows, in each case excluding custody credits and investor servicing credits:

Fund/Fiscal Year-End	Fee

Putnam California Investment Grade Municipal Trust
(April 30, 2006)	$ 75,867

Putnam High Yield Municipal Trust (March 31, 2006)	190,819

Putnam Municipal Bond Fund (April 30, 2006)	244,294

Putnam Municipal Opportunities Trust (April 30, 2006)	222,710

Putnam New York Investment Grade Municipal Trust
(April 30, 2006)	45,836

Litigation. Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to some or all of your funds.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm. As set forth in the table below, the Audit and Compliance Committee and the full Board of Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for each fund’s current fiscal year. Representatives of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting of shareholders of the funds to make statements or to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund’s independent registered public accounting firm:

		Audit-		All
	Audit	Related	Tax	Other
Fiscal year ended	Fees	Fees	Fees	Fees

Putnam California Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$46,594	$28,050	$5,086	$5
April 30, 2005	38,142	26,478	5,101	0

Putnam High Yield Municipal Trust
(KPMG LLP)
March 31, 2006	$34,592	$22,100	$4,192	0
March 31, 2005	34,550	20,900	4,150	0

Putnam Municipal Bond Fund
(PricewaterhouseCoopers LLP)
April 30, 2006	$49,180	$9,367	$4,676	$16
April 30, 2005	42,498	8,921	4,380	0

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$43,383	$22,525	$4,916	$14
April 30, 2005	37,859	21,263	4,318	0

Putnam New York Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$45,815	$28,050	$5,324	$3
April 30, 2005	39,378	26,478	5,074	0

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represents fees billed for services relating to an analysis of recordkeeping fees.

The following table presents the amounts KPMG LLP or PricewaterhouseCoopers LLP billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

Fiscal year ended

Putnam California Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$291,414
April 30, 2005	216,283

Putnam High Yield Municipal Trust
(KPMG LLP)
March 31, 2006	$26,292
March 31, 2005	25,050

Putnam Municipal Bond Fund
(PricewaterhouseCoopers LLP)
April 30, 2006	$272,333
April 30, 2005	197,005

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$285,729
April 30, 2005	209,285

Putnam New York Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$291,650
April 30, 2005	215,155

Pre-Approval Policies of the Audit and ComplianceCommittee. The Audit and Compliance Committee has determined that all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work should be performed by that particular audit firm as opposed to another one.

The table below presents the amounts billed by PricewaterhouseCoopers LLP to each fund other than Putnam High Yield Municipal Trust in the last two fiscal years for services that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. No such services were provided to Putnam High Yield Municipal Trust in the last two fiscal years.

	Audit-		All
	Related	Tax	Other
Fiscal year ended	Fees	Fees	Fees

Putnam California Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$0	$98,160	$0
April 30, 2005	0	0	0

Putnam New York Investment Grade Municipal Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$0	$98,160	$0
April 30, 2005	0	0	0

Putnam Municipal Bond Fund
(PricewaterhouseCoopers LLP)
April 30, 2006	$0	$98,160	$0
April 30, 2005	0	0	0

Putnam Municipal Opportunities Trust
(PricewaterhouseCoopers LLP)
April 30, 2006	$0	$98,160	$0
April 30, 2005	0	0	0

For purposes of this table, Tax Fees represents fees billed for advisory services relating to the impact of the American Jobs Creation Act of 2004.

The Audit and Compliance Committee of your fund has submitted the following report:

The Audit and Compliance Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Compliance Committee has discussed with your fund’s independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Compliance Committee has received the written disclosures and the letter from your fund’s independent auditors required by the SEC’s Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Compliance Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Compliance Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Robert E. Patterson (Chairperson)
John A. Hill
W. Thomas Stephens

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund’s President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam, III, as well as the officers of your fund who are employees of Putnam Management or its affiliates, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:

	Year first
Name, Year of birth, Age	elected to	Business experience
Office with the fund	office	during past 5 years

Charles E. Porter (Born 1938)*	1989	Executive Vice President,
Executive Vice President,		Associate Treasurer,
Associate Treasurer, Principal		Principal Executive
Executive Officer and		Officer and Compliance
Compliance Liaison		Liaison, The Putnam Funds

Jonathan S. Horwitz (Born 1955)*	2004	Senior Vice President and
Senior Vice President and Treasurer		Treasurer, The Putnam
		Funds. Prior to 2004, Mr.
		Horwitz was a Managing
		Director at Putnam
		Investments

Steven D. Krichmar (Born 1958)	2002	Senior Managing Director,
Vice President and Principal		Putnam Investments.
Financial Officer		Prior to 2001, Mr. Krichmar
		was a Partner at
		PricewaterhouseCoopers,
		LLP

Michael T. Healy (Born 1958)	2000	Managing Director, Putnam
Assistant Treasurer and		Investments
Principal Accounting Officer

Janet C. Smith (Born 1965)	2006	Managing Director, Putnam
Assistant Treasurer		Investments

Beth Mazor (Born 1958)	2002	Managing Director, Putnam
Vice President		Investments

Mark C. Trenchard (Born 1962)	2002	Managing Director, Putnam
Vice President and		Investments
BSA Compliance officer

	Year first
Name, Year of birth, Age	elected to	Business experience
Office with the fund	office	during past 5 years

Francis J. McNamara, III (Born 1955)	2004	Senior Managing Director,
Vice President and Chief Legal Officer		Putnam Investments,
		Putnam Management and
		Putnam Retail Management.
		Prior to 2004,
		Mr. McNamara was
		General Counsel of State
		Street Research &
		Management.

Charles A. Ruys de Perez (Born 1957)	2004	Managing Director,
Vice President and Chief		Putnam Investments
Compliance Officer

James P. Pappas (Born 1953)	2004	Managing Director,
Vice President		Putnam Investments
		and Putnam Management.
		During 2002, Mr. Pappas
		was Chief Operating
		Officer of Atalanta/Sosnoff
		Management Corporation.
		Prior to 2001 he was
		President and Chief
		Executive Officer of UAM
		Investment Services, Inc.

Richard S. Robie III (Born 1960)	2004	Senior Managing Director,
Vice President		Putnam Investments,
		Putnam Management and
		Putnam Retail Management.
		Prior to 2003, Mr. Robie
		was Senior Vice President
		of United Asset
		Management Corporation.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and
Vice President, Clerk and		Assistant Treasurer.
Assistant Treasurer

Wanda M. McManus (Born 1947)*	1993	Vice President, Senior
Vice President, Senior Associate		Associate Treasurer and
Treasurer and		Assistant Clerk.
Assistant Clerk

Nancy E. Florek (Born 1957)*	2000	Vice President, Assistant
Vice President, Assistant Clerk,		Clerk, Assistant Treasurer
Assistant Treasurer		and Proxy Manager.
and Proxy Manager.

* Officers of each fund who are members of the Trustees’ independent administrative staff.

Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Net assets of your fund as of June 30, 2006*

Putnam California Investment Grade Municipal Trust	$66,370,410

Putnam High Yield Municipal Trust	168,952,663

Putnam Municipal Bond Fund	225,137,410

Putnam Municipal Opportunities Trust	199,926,506

Putnam New York Investment Grade Municipal Trust	37,131,218

* Excludes the amount of the aggregate liquidation preference of outstanding preferred shares of each fund.

Shares outstanding of your fund as of August 3, 2006*

Common shares:
Putnam California Investment Grade Municipal Trust	4,518,749.199

Putnam High Yield Municipal Trust	21,597,378.145

Putnam Municipal Bond Fund	16,899,737.408

Putnam Municipal Opportunities Trust	15,619,477.199

Putnam New York Investment Grade Municipal Trust	2,780,987.199

* Includes shares repurchased by the fund in trades that had not settled as of August 3, 2006.

Preferred shares:

Putnam California Investment Grade Municipal Trust	320

Putnam High Yield Municipal Trust	900

Putnam Municipal Bond Fund	2,920 (Class A)
2,400 (Class B)

Putnam Municipal Opportunities Trust	800 (Class A)
1,620 (Class B)
1,620 (Class C)

Putnam New York Investment Grade Municipal Trust	200

5% beneficial ownership:

As of June 30, 2006, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as follows:

Putnam California Investment Grade Municipal Trust

Cede & Company*	4,276,949 common shares
20 Bowling Green	(94.60% of outstanding common shares)
New York, NY 10004-1408

Putnam High Yield Municipal Trust

Cede & Company*	19,474,221 common shares
20 Bowling Green	(90.00% of outstanding common shares)
New York, NY 10004-1408

Putnam Municipal Bond Fund

Cede & Company*	15,899,054 common shares
20 Bowling Green	(93.80% of outstanding common shares)
New York, NY 10004-1408

Putnam Municipal Opportunities Trust

Cede & Company*	14,977,023 common shares
20 Bowling Green	(95.50% of outstanding common shares)
New York, NY 10004-1408

Putnam New York Investment Grade Municipal Trust

Cede & Company*	2,601,018 common shares
20 Bowling Green	(93.50% of outstanding common shares)
New York, NY 10004-1408

Karpus Investment Management**	142,540 common shares
183 Sullys Trail	(5.01% of outstanding common shares)
Pittsford, New York 14534

* Believed to hold shares only as a nominee.

** Ownership reported as of March 9, 2006, as denoted on a report on Schedule 13D/A filed with the SEC on March 9, 2006.

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APPENDIX A

Financial Highlights of Putnam California Investment Grade Municipal Trust (April 30, 2006) and Putnam California Tax Exempt Income Fund (March 31, 2006)

Financial highlights

(For a common share outstanding throughout the period)

Putnam California Investment Grade Municipal Trust
PER-SHARE OPERATING PERFORMANCE

			Year ended
	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value,
beginning of period
(common shares)	$15.26	$14.48	$14.92	$14.74	$14.69

Investment operations:
Net investment income (a)	.71	.74	80.84		.95

Net realized and unrealized
gain (loss) on investments	(.33)	.83	(.47)	.28	.02

Total from investment operations	.38	1.57	.33	1.12	.97

Distributions to preferred shareholders:
From net investment income	(.08)	(.05)	(.03)	(.04)	(.06)

From net realized gain
on investments	(.01)	—	—	(.01)	— (e)

Total from investment operations
(applicable to common shares)	.29	1.52	.30	1.07	.91

Distributions to common shareholders:
From net investment income	(.65)	(.74)	(.74)	(.82)	(.83)

From net realized
gain on investments	(.15)	—	—	(.07)	(.03)

Total distributions	(.80)	(.74)	(.74)	(.89)	(.86)

Increase from shares repurchased	.03	—	—	—	—

Net asset value, end of period
(common shares)	$14.78	$15.26	$14.48	$14.92	$14.74

Market price, end of period
(common shares)	$13.14	$13.45	$12.82	$13.44	$13.82

Total return at market price
(common shares) (%)(b)	3.59	10.85	0.81	3.73	5.51

Putnam California Investment Grade Municipal Trust (continued)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$66,798	$70,287	$66,714	$68,715	$67,887

Ratio of expenses to
average net assets (%)(c,d)	1.25	1.21	1.16	1.20	1.20

Ratio of net investment income
to average net assets (%)(c)	4.13	4.60	5.11	5.41	5.97

Portfolio turnover rate (%)	11.57	49.71	20.89	22.00	11.82

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements.

(e) Distributions amounted to less than $0.01 per share.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:

			Net
	Net asset		realized and	Total	From	From
	value,	Net	unrealized	from	net	net realized
	beginning	investment	gain (loss) on	investment	investment	gain on
Period ended	of period	income (loss)(a)	investments	operations	income	investments

CLASS A
March 31, 2006**	$8.43	.17	(.10)	.07	(.17)	(.19)
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)
September 30, 2002	8.71	.41	.15	.56	(.41)	(.02)
September 30, 2001	8.35	.42	.36	.78	(.42)	—(c)

CLASS B
March 31, 2006**	$8.42	.14	(.08)	.06	(.15)	(.19)
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)
September 30, 2002	8.70	.36	.15	.51	(.36)	(.02)
September 30, 2001	8.34	.36	.37	.73	(.37)	—(c)

CLASS C
March 31, 2006**	$8.46	.14	(.10)	.04	(.14)	(.19)
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)
September 30, 2002	8.74	.35	.15	.50	(.35)	(.02)
September 30, 2001	8.37	.35	.37	.72	(.35)	—(c)

CLASS M
March 31, 2006**	$8.41	.16	(.10)	.06	(.16)	(.19)
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)
September 30, 2004	8.61	.35	—(c)	.35	(.37)	(.04)
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)
September 30, 2002	8.69	.39	.15	.54	(.39)	(.02)
September 30, 2001	8.33	.39	.37	.76	(.40)	—(c)

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Amount represents less than $0.01 per share.

				RATIOS AND SUPPLEMENTAL DATA:

			Total			Ratio of net
		Net asset	return	Net	Ratio of	investment
		value,	at net	assets,	expenses to	income (loss)	Portfolio
Total	Redemption	end	asset	end of period	average net	to average	turnover
distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

(.36)	—(c)	$8.14	.86*	$1,966,490	.37*	2.08*	3.05*
(.48)	—(c)	8.43	4.08	2,057,513.75		4.20	21.15
(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39
(.43)	—	8.84	6.69	2,739,618.75		4.82	6.50
(.42)	—	8.71	9.57	2,631,430.75		4.91	9.53

(.34)	—(c)	$8.14	.67*	$147,551	.69*	1.76*	3.05*
(.42)	—(c)	8.42	3.40	178,443	1.40	3.55	21.15
(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39
(.38)	—	8.83	6.00	420,977	1.40	4.17	6.50
(.37)	—	8.70	8.87	497,335	1.40	4.25	9.53

(.33)	—(c)	$8.17	.44*	$24,131	.77*	1.68*	3.05*
(.41)	—(c)	8.46	3.21	24,333	1.55	3.40	21.15
(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39
(.37)	—	8.87	5.83	30,974	1.55	4.00	6.50
(.35)	—	8.74	8.81	14,913	1.55	4.16	9.53

(.35)	—(c)	$8.12	.70*	$5,847	.52*	1.93*	3.05*
(.45)	—(c)	8.41	3.76	6,279	1.05	3.90	21.15
(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39
(.41)	—	8.82	6.38	15,668	1.05	4.51	6.50
(.40)	—	8.69	9.25	13,069	1.05	4.60	9.53

APPENDIX B

Financial Highlights of Putnam New York Investment Grade Municipal Trust (April 30, 2006) and Putnam New York Tax Exempt Income Fund (May 31, 2006)

Financial highlights

(For a common share outstanding throughout the period)

Putnam New York Investment Grade Municipal Trust

PER-SHARE OPERATING PERFORMANCE

			Year ended
	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02

Net asset value,
beginning of period
(common shares)	$13.75	$13.18	$13.37	$13.32	$13.45

Investment operations:
Net investment income (a)	.61	.64	.72	.83	.88

Net realized and unrealized
gain (loss) on investments	(.31)	.64	(.18)	(.02)	(.23)

Total from investment operations	.30	1.28	.54	.81	.65

Distributions to preferred shareholders:
From net investment income	(.09)	(.06)	(.03)	(.04)	(.07)

Total from investment operations
(applicable to common shareholders)	.21	1.22	.51	.77	.58

Distributions to common shareholders:
From net investment income	(.53)	(.65)	(.70)	(.72)	(.71)

Total distributions	(.53)	(.65)	(.70)	(.72)	(.71)

Increase from shares repurchased	.04	—	—	—	—

Net asset value, end of period
(common shares)	$13.47	$13.75	$13.18	$13.37	$13.32

Market price, end of period
(common shares)	$11.93	$11.81	$11.35	$11.99	$12.12

Total return at market price (%)
(common shares) (b)	5.57	9.90	0.26	4.88	2.96

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$37,452	$39,144	$37,534	$38,063	$37,917

Ratio of expenses to
average net assets (%)(c,d)	1.47	1.39	1.33	1.36	1.35

Ratio of net investment income
to average net assets (%)(c)	3.79	4.35	5.06	5.84	5.96

Portfolio turnover rate (%)	14.79	35.82	21.43	35.93	25.16

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements.

Financial highlights (For a common share outstanding throughout the period)

Putnam New York Tax Exempt Income Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:

			Net
	Net asset		realized and	Total	From	From
	value,	Net	unrealized	from	net	net realized
	beginning	investment	gain (loss) on	investment	investment	gain on
Period ended	of period	income (loss)(a)	investments	operations	income	investments

CLASS A
May 31, 2006**	$8.70	.18	(.05)	.13	(.18)	(.09)
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)
November 30, 2004	8.93	.37(c)	(.10)	.27	(.36)	—
November 30, 2003	8.87	.38	.16	.54	(.39)	(.09)
November 30, 2002	8.79	.40	.07	.47	(.39)	—
November 30, 2001	8.52	.42	.27	.69	(.42)	—

CLASS B
May 31, 2006**	$8.69	.15	(.05)	.10	(.15)	(.09)
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)
November 30, 2004	8.91	.31(c)	(.09)	.22	(.30)	—
November 30, 2003	8.85	.32	.17	.49	(.34)	(.09)
November 30, 2002	8.77	.34	.07	.41	(.33)	—
November 30, 2001	8.51	.37	.25	.62	(.36)	—

CLASS C
May 31, 2006**	$8.70	.15	(.05)	.10	(.15)	(.09)
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)
November 30, 2004	8.93	.30(c)	(.10)	.20	(.29)	—
November 30, 2003	8.86	.31	.17	.48	(.32)	(.09)
November 30, 2002	8.79	.33	.06	.39	(.32)	—
November 30, 2001	8.53	.35	.26	.61	(.35)	—

CLASS M
May 31, 2006**	$8.71	.17	(.05)	.12	(.17)	(.09)
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)
November 30, 2004	8.94	.34(c)	(.10)	.24	(.33)	—
November 30, 2003	8.87	.35	.18	.53	(.37)	(.09)
November 30, 2002	8.79	.37	.07	.44	(.36)	—
November 30, 2001	8.53	.40	.26	.66	(.40)	—

				RATIOS AND SUPPLEMENTAL DATA:

			Total			Ratio of net
		Net asset	return	Net	Ratio of	investment
		value,	at net	assets,	expenses to	income (loss)	Portfolio
Total	Redemption	end	asset	end of period	average net	to average	turnover
distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

(.27)	—(d)	$8.56	1.46*	$1,102,905	.40*	2.08*	3.48*
(.44)	—(d)	8.70	3.36	1,148,135.79		3.98	12.91
(.36)	—(d)	8.84	3.08	1,222,953	.82(c)	4.14(c)	22.57
(.48)	—	8.93	6.25	1,336,936.82		4.23	8.08(e)
(.39)	—	8.87	5.44	1,322,541.82		4.50	17.90
(.42)	—	8.79	8.24	1,362,488.81		4.80	18.63

(.24)	—(d)	$8.55	1.12*	$70,377	.72*	1.76*	3.48*
(.39)	—(d)	8.69	2.85	83,500	1.44	3.33	12.91
(.30)	—(d)	8.83	2.50	110,813	1.47(c)	3.50(c)	22.57
(.43)	—	8.91	5.57	158,081	1.47	3.59	8.08(e)
(.33)	—	8.85	4.75	119,251	1.47	3.84	17.90
(.36)	—	8.77	7.41	117,722	1.46	4.18	18.63

(.24)	—(d)	$8.56	1.08*	$10,536	.79*	1.68*	3.48*
(.36)	—(d)	8.70	2.54	10,472	1.59	3.18	12.91
(.29)	—(d)	8.84	2.27	10,411	1.62(c)	3.34(c)	22.57
(.41)	—	8.93	5.54	10,909	1.62	3.43	8.08(e)
(.32)	—	8.86	4.48	5,885	1.62	3.69	17.90
(.35)	—	8.79	7.25	5,145	1.61	3.93	18.63

(.26)	—(d)	$8.57	1.29*	$2,620	.54*	1.93*	3.48*
(.41)	—(d)	8.71	3.06	2,780	1.09	3.68	12.91
(.33)	—(d)	8.85	2.77	3,318	1.12(c)	3.84(c)	22.57
(.46)	—	8.94	6.06	3,876	1.12	3.94	8.08(e)
(.36)	—	8.87	5.12	2,343	1.12	4.17	17.90
(.40)	—	8.79	7.78	1,793	1.11	4.51	18.63

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts:

11/30/04

Class A	0.02%

Class B	0.02

Class C	0.02

Class M	0.02

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

EXHIBIT A

The Putnam funds

AUDIT AND COMPLIANCE COMMITTEE CHARTER January 2006

Purpose. The purpose of the Audit and Compliance Committee (the “Committee”) is to oversee and assist Trustee oversight of: the integrity of the Funds’ financial statements, including overseeing accounting and financial reporting processes of the Funds and the audits of the Funds’ financial statements; the Funds’ compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; and the performance of the Funds’ internal audit function, if any, and independent auditors.

The Committee is directly responsible for the appointment, terms of engagement, termination, compensation and oversight of the work of the independent auditors employed by the Funds (including resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditors shall report directly to the Committee. The Committee is also directly responsible for preparing an audit committee report required to be included in the annual proxy statement for the closed-end Funds. The Board of Trustees (the “Board”) and the Funds’ shareholders shall have such rights to approve, ratify and replace the Funds’ independent auditors as are required by applicable law.

Composition. The Committee will be comprised exclusively of “independent” Trustees, as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of one or more of The Putnam Funds are traded (each an “Exchange”). In addition, none of the Committee’s members will be “interested persons” of the Funds as that term is defined under the Investment Company Act of 1940, as amended. The Committee shall have at least three members, who shall collectively satisfy the independence, financial sophistication and finan-cial literacy listing standards of each Exchange, as financial literacy is interpreted by the Board. Committee members may serve on the audit committee of more than three listed companies, provided that the Board determines that such simultaneous service would not impair the ability of the member to serve effectively on the Committee.

Assistance. The Committee may seek the assistance of the staff of the Office of the Trustees, the Funds’ independent auditors and counsel, management and other parties as it may deem appropriate.

Funding. The Funds will provide the necessary funding as determined by the Committee (i) to compensate the Funds’ independent auditors and any advisers employed by or at the direction of the Committee and (ii) to pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Specific Duties of Committee. The duties of the Committee include:

* Obtaining and reviewing, at least annually, a formal, written report by the independent auditors describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence), consistent with Independent Standards Board Standard 1, all relationships between the independent auditors, management and the Funds;

* Actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Trustees take appropriate action in response to the independent auditors’ report to satisfy themselves of the independent auditors’ independence;

* Reviewing the arrangements for and scope of the annual audit and any special audits;

* Conducting meetings at least quarterly;

* Evaluating Committee performance at least annually;

* For Funds whose shares are traded on an Exchange, discussing the annual audited financial statements and semiannual or any other periodic finan-cial statements with Fund management and the independent auditors, including the Funds’ disclosures under management’s discussion of Fund performance;

* Discussing with management, guidelines and policies with respect to risk assessment and risk management;

* Meeting separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function, if any) and with the independent auditors;

* Reviewing with the independent auditors any audit problems or difficul-ties and management’s response to such issues, and to resolve any disagreements between management and the independent auditors;

* Setting clear hiring policies by the Funds for employees or former employees of the independent auditors;

* Establishing procedures for (A) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and (B) confidential, anonymous submissions regarding questionable accounting or auditing matters;

* Reviewing, at least annually, (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds’ selection or application of accounting principles, and major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds; and (D) earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), if any, as well as financial information and earnings guidance provided to analysts and rating agencies;

* Reviewing scope and adequacy of audits;

* Reporting regularly to the Board of Trustees to review any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance, qualifications and independence of the Funds’ independent auditors and the performance of the Funds’ internal audit function (if any);

* Pre-approving any work performed by the Funds’ auditors, as required by applicable law or the rules of any Exchange;

* Reviewing matters relating to the Funds’ Code of Ethics and Putnam Investments’ Code of Ethics;

* Reviewing compliance matters identified to the Committee;

* Reassessing annually the adequacy of this Charter and recommending any proposed changes to the full Board of Trustees; and

* Performing such other functions and having such powers as may be necessary and appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Role and Responsibilities of the Committee. The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, a Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the independent auditors.

The review of a Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on the Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports or statements, including finan-cial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

EXHIBIT B

Litigation

1. Multi-District Litigation

From November 2003 through March 2004, several lawsuits were filed in different states alleging that the Putnam Trustees and other Putnam-related defendants permitted, failed to disclose and/or failed to prevent market timing, short-term trading and/or late trading in the Putnam Funds. The Plaintiffs in the various cases asserted different combinations of the following claims: violations of § 36 of the 1940 Act; § 206 of the Investment Advisers Act of 1940; § 10(b) of the 1934 Act and Rule 10b-5; § 20(a) of the 1934 Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; civil conspiracy; abuse of control; gross mismanagement; waste of corporate assets; and unjust enrichment. The plaintiffs generally sought injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorneys’ fees and costs.

The actions described above were transferred to the United States District Court for the District of Maryland and consolidated for pre-trial proceedings in the Special Multi-District Litigation (“MDL”) Proceeding (In re: Mutual Funds Litigation, 04-MD-15863) created for actions involving market timing issues against mutual fund complexes. Two consolidated amended derivative complaints have been filed in the Putnam Subtrack of the MDL, and the complaint involving the Putnam Trustees and the Putnam Funds is described as follows:

The lead plaintiff named below alleged that the defendants engaged in, permitted, and/or failed to prevent market timing and late trading in the Putnam Funds. The plaintiffs claimed violations of §§ 36, 47 and 48 of the 1940 Act, violations of §§ 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, breach of contract, aiding and abetting breach of fiduciary duty, unjust enrichment, interference with contract and civil conspiracy. The plaintiffs sought, among other things, injunctive relief including removal of the current Trustees, removal of the adviser and distributor defendants, rescission of the management and other contracts, disgorgement of profits, monetary damages, punitive damages and attorneys’ fees and costs. In 2006, the Court dismissed all of the plaintiffs’ claims except the claim asserted under §36 of the 1940 Act. Furthermore, the plaintiffs’ claims against the Trustees of the Putnam Funds have been dismissed.

Consolidated
Amended
Derivative
Complaint
Case Name	Defendants	Court	Filing Date

In re: Mutual Funds	Putnam Trustees[1]	United States	September 29,
Investment Litigation	Putnam Management[2]	District Court for	2004
	Putnam Retail	the District of
Lead Case:	Management, LP	Maryland
Zuber (derivatively on	Putnam Retail
behalf of the Putnam	Management, GP, Inc.
Family of Funds) v.	Putnam Fiduciary Trust Co.
Putnam Investment	Charles E. Porter
Management LLC	Patricia C. Flaherty
William H. Woolverton
Justin M. Scott
Omid Kamshad
Geirluv Lode
Carmel Peters
Putnam Funds[3] (nominal)

2. State Court Case

The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by Company Directors, officers and or employees. The plaintiff claims breach of fiduciary duty.

Case Name	Defendants	Court	Date Instituted

Stern (derivative on	Putnam Funds[3]	Supreme Court	December 17,
behalf of Marsh &	Putnam Management[2]	of the State of	2003
McLennan) v.	Jeffrey Greenberg	New York
Greenberg, et. al,	Mathis Cabaillavetta
Marsh Directors[4]
Lawrence Lasser

1 The “Putnam Trustees” include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A Hill, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III and W. Thomas Stephens, and former Trustees Ronald J. Jackson, Lawrence J. Lasser, W. Nicholas Thorndike and A.J.C. Smith.

2 “Putnam Management” includes Putnam Investment Trust, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

3 “Putnam Funds” includes any and/or all registered investment companies managed by Putnam Management.

4 The “Marsh Directors” are Charles Davis, Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Shapiro, Adele Simmons and A.J.C. Smith.

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The Putnam funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

237348 8/06

Putnam California Investment Grade Municipal Trust

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and have the proxy	Read the proxy statement and have the
Check the appropriate box	statement and have the proxyballot at hand.	proxy ballot at hand.
on the reverse side.	Call 1-800-221-0697.
Go to https://www.proxyweb.com/putnam
Sign and date the proxy ballot.	Follow the automated telephone
Return the proxy ballot in the	directions. There is no need for	Follow the instructions on the site. There is
envelope provided.	to return your proxy ballot.	no need for you to return your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam California Investment Grade Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
	Proposals	Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)			0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07 G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08 W.T. Stephens
	03 M.R. Drucker	09 R.B. Worley
	04 C.E. Haldeman, Jr.		0	0	0
05 P.L. Joskow
06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 3.		FOR	AGAINST	ABSTAIN

3. Shareholder proposal requesting the Trustees to merge the fund into Putnam California Tax Exempt Income			0	0	0
Fund, an open-end fund, or otherwise permit shareholders to realize the net asset value of their shares.

	If you have questions on the proposals, please call 1-800-225-1581.		Please sign and date the other side of this card.

Putnam California Investment Grade Municipal Trust

To vote by mail Read the proxy statement. Check the appropriate box on the reverse side. Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam California Investment Grade Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

			Please place an X in the appropriate box using black or blue ink or number 2 pencil.
	Proposals		number 2 pencil. Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)				0

	THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
	1 . Proposal to elect All Nominees:
				F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07	G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08	W.T. Stephens
	03 M.R. Drucker	09	R.B. Worley
	04 C.E. Haldeman, Jr.	10	J.A. Hill	0	0	0
	05 P.L. Joskow	11	R.E. Patterson
	06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write
	the name(s) or number(s) of the nominee(s) below:

	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 3.			FOR	AGAINST	ABSTAIN

3. Shareholder proposal requesting the Trustees to merge the fund into Putnam California Tax Exempt Income				0	0	0
Fund, an open-end fund, or otherwise permit shareholders to realize the net asset value of their shares.

	If you have questions on the proposals, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam High Yield Municipal Trust

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have
Check the appropriate box	have the proxy ballot at hand.	the proxy ballot at hand.
on the reverse side.	Call 1-888-221-0697.
Go to https://www.proxyweb.com/
Sign and date the proxy ballot.	Follow the automated	putnam.
Return the proxy ballot in the	telephone directions. There
envelope provided.	is no need for you to return	Follow the instructions on the site.
	your proxy ballot.	There is no need for you to return
your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam High Yield Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
Proposals		Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)			0
THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	06 E.T. Kennan	ALL	ALL	EXCEPT
	02 C.B. Curtis	07 G. Putnam, III
	03 M.R. Drucker	08 W.T. Stephens
	04 C.E. Haldeman, Jr.	09 R.B. Worley	0	0	0
05 P.L. Joskow

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

			F O R	AGAINST	ABSTAIN
THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.			0	0	0
2. Proposal to convert the fund to an open-end investment company.

If you have questions on the proposals, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam High Yield Municipal Trust

To vote by mail Read the proxy statement. Check the appropriate box on the reverse side. Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam High Yield Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
	Proposals	Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)			0
THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07 G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08 W.T. Stephens
	03 M.R. Drucker	09 R.B. Worley
	04 C.E. Haldeman, Jr.	10 J.A. Hill	0	0	0
	05 P.L. Joskow	11 R.E. Patterson
06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 2.		FOR	AGAINST	ABSTAIN

	2. Proposal to convert the fund to an open-end investment company.		0	0	0

	If you have questions on the proposals, please call 1-800-225-1581.		Please sign and date the other side of this card.

Putnam Municipal Bond Fund

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have
Check the appropriate box	have the proxy ballot at hand.	the proxy ballot at hand.
on the reverse side.	Call 1-888-221-0697.
Go to https://www.proxyweb.com/
Sign and date the proxy ballot.	Follow the automated	putnam.
Return the proxy ballot in the	telephone directions. There
envelope provided.	is no need for you to return	Follow the instructions on the site.
	your proxy ballot.	There is no need for you to return
your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Bond Fund. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
Proposal		Please do not use a fine point pen.

To vote on the Proposal, as the Trustees recommend, mark this box. (No other vote is necessary.)			0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	06 E.T. Kennan	ALL	ALL	EXCEPT
	02 C.B. Curtis	07 G. Putnam, III
	03 M.R. Drucker	08 W.T. Stephens
	04 C.E. Haldeman, Jr.	09 R.B. Worley	0	0	0
05 P.L. Joskow

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have questions on the proposal, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam Municipal Bond Fund

To vote by mail Read the proxy statement. Check the appropriate box on the reverse side. Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Bond Fund. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or
Proposal		number 2 pencil. Please do not use a fine point pen.

To vote on the Proposal, as the Trustees recommend, mark this box. (No other vote is necessary.)			0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07 G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08 W.T. Stephens
	03 M.R. Drucker	09 R.B. Worley
	04 C.E. Haldeman, Jr.	10 J.A. Hill	0	0	0
	05 P.L. Joskow	11 R.E. Patterson
06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have questions on the proposal, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam Municipal Opportunities Trust

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have
Check the appropriate box	have the proxy ballot at hand.	the proxy ballot at hand.
on the reverse side.	Call 1-888-221-0697.
Go to https://www.proxyweb.com/
Sign and date the proxy ballot.	Follow the automated	putnam.
Return the proxy ballot in the	telephone directions. There
envelope provided.	is no need for you to return	Follow the instructions on the site.
	your proxy ballot.	There is no need for you to return
your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
Proposal		Please do not use a fine point pen.

To vote on the Proposal, as the Trustees recommend, mark this box. (No other vote is necessary.)			0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	06 E.T. Kennan	ALL	ALL	EXCEPT
	02 C.B. Curtis	07 G. Putnam, III
	03 M.R. Drucker	08 W.T. Stephens
	04 C.E. Haldeman, Jr.	09 R.B. Worley	0	0	0
05 P.L. Joskow

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have questions on the proposal, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam Municipal Opportunities Trust

To vote by mail Read the proxy statement. Check the appropriate box on the reverse side. Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Please place an X in the appropriate box using black or blue ink or number 2 pencil.
Proposal		Please do not use a fine point pen.

To vote on the Proposal, as the Trustees recommend, mark this box. (No other vote is necessary.)			0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
			F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07 G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08 W.T. Stephens
	03 M.R. Drucker	09 R.B. Worley
	04 C.E. Haldeman, Jr.	10 J.A. Hill	0	0	0
	05 P.L. Joskow	11 R.E. Patterson
06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

If you have questions on the proposal, please call 1-800-225-1581.			Please sign and date the other side of this card.

Putnam New York Investment Grade Municipal Trust

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have
Check the appropriate box	have the proxy ballot at hand.	the proxy ballot at hand.
on the reverse side.	Call 1-888-221-0697.
Go to https://www.proxyweb.com/
Sign and date the proxy ballot.	Follow the automated	putnam.
Return the proxy ballot in the	telephone directions. There
envelope provided.	is no need for you to return	Follow the instructions on the site.
	your proxy ballot.	There is no need for you to return
your proxy ballot.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam New York Investment Grade Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’ t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

			Please place an X in the appropriate box using black or blue ink or number 2 pencil.
Proposals			Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)				0

THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
1 . Proposal to elect All Nominees:
				F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	06	E.T. Kennan	ALL	ALL	EXCEPT
	02 C.B. Curtis	07	G. Putnam, III
	03 M.R. Drucker	08	W.T. Stephens
	04 C.E. Haldeman, Jr.	09	R.B. Worley	0	0	0
	05 P.L. Joskow

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write the name(s) or number(s) of the nominee(s) below:

THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 4.				FOR	AGAINST	ABSTAIN

4 . Shareholder proposal requesting the Trustees to merge the fund into Putnam New York Tax Exempt Income				0	0	0
Fund, an open-end fund, or otherwise permit shareholders to realize the net asset value of their shares.

If you have questions on the proposals, please call 1-800-225-1581.				Please sign and date the other side of this card.

Putnam New York Investment Grade Municipal Trust

To vote by mail Read the proxy statement. Check the appropriate box on the reverse side. Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

By signing below, you as a Putnam fund shareholder appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam New York Investment Grade Municipal Trust. The meeting will take place on October 30, 2006 at 11:00 a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

			Please place an X in the appropriate box using black or blue ink or number 2 pencil.
	Proposals		Please do not use a fine point pen.

To vote on all Proposals, as the Trustees recommend, mark this box. (No other vote is necessary.)				0

	THE TRUSTEES RECOMMEND A VOTE FOR ALL NOMINEES.
	1 . Proposal to elect All Nominees:
				F O R	WITHHOLD FOR ALL
The nominees for Trustees are:	01 J.A. Baxter	07	G. Putnam, III	ALL	ALL	EXCEPT
	02 C.B. Curtis	08	W.T. Stephens
	03 M.R. Drucker	09	R.B. Worley
	04 C.E. Haldeman, Jr.	10	J.A. Hill	0	0	0
	05 P.L. Joskow	11	R.E. Patterson
	06 E.T. Kennan

To withhold authority to vote for one or more of the nominees, check the “For All Except” box and write
	the name(s) or number(s) of the nominee(s) below:

	THE TRUSTEES RECOMMEND A VOTE AGAINST PROPOSAL 4.			FOR	AGAINST	ABSTAIN

4 . Shareholder proposal requesting the Trustees to merge the fund into Putnam New York Tax Exempt Income				0	0	0
Fund, an open-end fund, or otherwise permit shareholders to realize the net asset value of their shares.

	If you have questions on the proposals, please call 1-800-225-1581.			Please sign and date the other side of this card.